                                4,200,000 Shares

                         ROBERT HALF INTERNATIONAL INC.
                            (a Delaware corporation)

                                  Common Stock
                           (Par Value $.001 Per Share)


                             U.S. PURCHASE AGREEMENT




                                                                         -, 1994

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
WILLIAM BLAIR & COMPANY
  as U.S. Representatives of the several
  U.S. Underwriters
c/o Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, NY 10281-1209

Dear Sirs:

     Robert Half International Inc., a Delaware corporation (the "Company"), and each of the selling stockholders of the Company named in Schedule B hereto (the "Selling Stockholders"), confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), William Blair & Company ("Blair") and each of the other underwriters named in Schedule A hereto (collectively, the "U.S. Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10), for whom Merrill Lynch and Blair are acting as representatives (in such capacity, Merrill Lynch and Blair shall hereinafter be referred to as the "U.S. Representatives"), with respect to the sale by the Company and the Selling Stockholders, acting severally and not jointly, and the purchase by the U.S. Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.001 per share, of the Company ("Common Stock") set forth in said Schedules A and B hereto, and with respect to the grant by the Company to the U.S. Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 420,000 additional shares of Common Stock to cover over-allotments, in each case except as may otherwise be provided in the U.S. Pricing Agreement, as hereinafter defined. The aforementioned 4,200,000 shares of Common Stock (the "Initial U.S. Securities") to be purchased by the U.S. Underwriters and all or any part of the 420,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "U.S. Option Securities") are collectively hereinafter called the "U.S. Securities."

     It is understood that the Company is concurrently entering into an International Purchase Agreement dated the date hereof (the "International Purchase Agreement") providing for the offering by the Company and the Selling Stockholders of an aggregate of 1,050,000 shares of Common Stock (the "Initial International Securities") through arrangements with certain underwriters outside of the United States (the "International Underwriters") for whom
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Merrill Lynch International Limited and Blair are acting as lead managers
(collectively, the "International Representatives"), and the grant by the Company to the International Underwriters of an option to purchase all or any part of an additional 105,000 shares of Common Stock (the "International Option Securities") to cover over-allotments. The Initial International Securities and the International Option Securities are collectively hereinafter called the "International Securities," and the U.S. Securities and the International Securities are hereinafter called the "Securities."

     The Company understands that the U.S. Underwriters and the International Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the U.S. Underwriters and the International Underwriters under the direction of Merrill Lynch.

     Prior to the purchase and public offering of the U.S. Securities by the several U.S. Underwriters, the Company, the Selling Stockholders and the U.S. Representatives, acting on behalf of the several U.S. Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "U.S. Pricing Agreement"). The U.S. Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company, the Selling Stockholders and the U.S. Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the U.S. Securities will be governed by this Agreement, as supplemented by the U.S. Pricing Agreement. From and after the date of the execution and delivery of the U.S. Pricing Agreement, this Agreement shall be deemed to incorporate the U.S. Pricing Agreement. The public offering price and the purchase price with respect to the International Securities shall be set forth in an agreement substantially in the form of Exhibit A to the International Purchase Agreement (the "International Pricing Agreement"). The public offering price and the purchase price per share to be paid by the several International Underwriters for the International Securities shall be identical to the public offering price and the purchase price per share to be paid by the several U.S. Underwriters for the U.S. Securities.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-55627) and a related preliminary prospectuses for the registration of the Securities under the Securities Act of 1933 (the "1933 Act"), has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended, if applicable) and the U.S. Prospectus(1) and the International Prospectus(1) constituting a part thereof (including in each case all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise, are hereinafter referred to as the "Registration Statement," the "U.S. Prospectus" and the "International Prospectus," respectively, and the U.S. Prospectus and the International Prospectus are hereinafter referred to as, individually, a "Prospectus" and, collectively, the "Prospectuses," except that if any revised prospectus shall be provided to the U.S. Underwriters or the International Underwriters by the Company for use in connection with the offering of the Securities which differs from the corresponding Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "U.S. Prospectus" or "International Prospectus," as the case may be, and "Prospectus" and "Prospectuses" shall refer to such revised prospectus from and after the time it is first provided to the U.S. Underwriters or the International Underwriters, as the case may be, for such use. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectuses (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be

___________________
(1) Two forms of prospectus are to be used in connection with the offering and sale of Securities: one relating to the U.S. Securities (the "U.S. Prospectus") and one relating to the International Securities (the "International Prospectus"). The International Prospectus is identical to the U.S. Prospectus, except for the front cover, back cover page and the section captioned "Underwriting."

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incorporated by reference in the Registration Statement or the Prospectuses, as
the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectuses shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectuses, as the case may be.

     The Company and the Selling Stockholders understand that the U.S. Underwriters propose to make a public offering of the U.S. Securities as soon as the U.S. Representatives deem advisable after the Registration Statement becomes effective and the U.S. Pricing Agreement has been executed and delivered.

     SECTION 1.   REPRESENTATIONS AND WARRANTIES.

     (a) The Company represents and warrants to each U.S. Underwriter as of the date hereof, as of the date of the U.S. Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date"), and as of the Closing Time referred to in Section 2(c), and agrees with each U.S. Underwriter, as follows:

          (i) At the time the Registration Statement and any amendments thereto become effective and at the Representation Date, the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectuses, at the Representation Date (unless the term "Prospectuses" refers to a prospectus which has been provided to the U.S. Underwriters or the International Underwriters, as the case may be, by the Company for use in connection with the offering of the Securities which differs from the corresponding Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the U.S. Underwriters or the International Underwriters, as the case may be, for such use), at the Closing Time and at each Date of Delivery, if any, referred to in Section 2(b), will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectuses made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectuses.

          (ii) The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iii) The financial statements included in the Registration Statement and the Prospectuses present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis; the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

          (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, that are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

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          (v)   The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement, the U.S. Pricing Agreement, the International Purchase Agreement, the International Pricing Agreement and the Expenses Agreement (as defined in clause (xv) below); and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

          (vi) Each subsidiary of the Company has been duly organized and is validly existing as a corporation or partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, has power and authority as a corporation or partnership, as the case may be, to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation or partnership, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such corporate subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, except for directors' qualifying shares and approximately 27% of the outstanding capital stock of Norman Parsons S.A., is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim; all of the issued and outstanding partnership interests of each such subsidiary which is a partnership have been duly authorized (if applicable) and validly issued and are fully paid and non-assessable and are owned by the Company, directly or through corporate subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for security interests, pledges, liens, encumbrances and claims in, on and to the Company's capital stock in Robert Half of Texas G.P. Ltd., a Delaware corporation ("RHT, G.P.") and XYZ-II Inc, a Delaware corporation ("XYZ"), respectively,(RHT, G. P. and XYZ are hereinafter called, collectivly, the "Subject Subsidiaries" and, individually, a "Subject Subsidiary") securing the Company's obligations under its $80 million revolving credit agreement with NationsBank of North Carolina, N.A. and Bank of America NT&SA, as agents, and the other banks party thereto (the "Credit Agreement"), and the partnership interests of RHT, G.P. and XYZ in RHT, L.P., a limited partnership organized under the laws of Texas ("R H T, L.P.") securing the Company's obligations under the Credit Agreement; and for the year ended December 31, 1993 and the eight months ended August 31, 1994, the only subsidiary of the Company which, on an unconsolidated basis, accounted for more than 5% of the Company's consolidated net service revenues was RHT, L.P.; the sole general partner and the sole limited partner of RHT, L.P. are RHT, G.P. and XYZ, respectively; and RHT, G.P. and XYZ are wholly-owned direct subsidiaries of the Company.

          (vii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses under "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or the International Purchase Agreement or pursuant to options, reservations, agreements or employee benefit plans referred to in the Prospectuses or in the documents incorporated by reference therein); the shares of issued and outstanding Common Stock, including the Securities to be purchased by the U.S. Underwriters from the Selling Stockholders hereunder and by the International Underwriters under the International Purchase Agreement, have been duly authorized and validly issued and are fully paid and non-assessable; the Securities to be purchased from the Company have been duly authorized for issuance and sale to the U.S. Underwriters and the International Underwriters pursuant to this Agreement and the International Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to this Agreement and the International Purchase Agreement, respectively, against payment of the

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     consideration set forth in the U.S. Pricing Agreement and the International
     Pricing Agreement, respectively, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectuses; and the issuance of the Securities to be purchased from the Company under this Agreement and the International Underwriting Agreement, respectively, is not subject to preemptive or other similar rights.

          (viii) Neither the Company nor any of its subsidiaries is in violation of its charter, by-laws or other organizational documents; neither the Company nor any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such defaults as would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement, the U.S. Pricing Agreement, the International Purchase Agreement, the International Pricing Agreement and the Expenses Agreement and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, administrative regulation or administrative or court decree.

          (ix) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its clients which might be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

          (x) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries (A) which is required to be disclosed in the Registration Statement (other than as disclosed therein), or (B) which could reasonably be expected to result in any material adverse change in the condition, financial or otherwise or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or which could reasonably be expected to materially and adversely affect the properties or assets thereof, or (C) which might materially and adversely affect the consummation of this Agreement or the International Purchase Agreement; all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the Company and its subsidiaries considered as one enterprise; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed or incorporated by reference.

          (xi) The Company and its subsidiaries own or possess adequate rights to use, or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") presently employed by them in connection with the business now operated by them, except where the failure to own, possess or have the right to acquire on reasonable terms any such items of Intellectual Property would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the

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     earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

          (xii) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Securities under this Agreement and the International Purchase Agreement, except such as may be required under the 1933 Act or the 1933 Act Regulations, state securities laws or the securities laws of any jurisdiction outside the United States.

          (xiii) The Company and its subsidiaries possess such certificates, authorities, licenses or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess any such certificates, authorities, licenses or permits would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority, license or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

          (xiv) This Agreement, the International Purchase Agreement and the Expenses Agreement have been, and, at the Representation Date, the U.S. Pricing Agreement and the International Pricing Agreement will have been, duly authorized, executed and delivered by the Company.

          (xv) There are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or included in the offering contemplated by this Agreement or the International Purchase Agreement, or otherwise registered by the Company under the 1933 Act, except pursuant to the Registration and Expenses Agreement dated as of -, 1994 (the "Expenses Agreement") among the Company and the Selling Stockholders; the Company has afforded the Selling Stockholders the opportunity to register and sell shares of its Common Stock as part of the offerings contemplated by this Agreement and the International Purchase Agreement in accordance with the terms of the Expenses Agreement and has registered the shares of Common Stock which the Selling Stockholders have elected to include in such offerings; and the Company otherwise has complied with its obligations under the Expenses Agreement.

          (xvi) The documents incorporated or deemed to be incorporated by reference in the Prospectuses, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations") and, when read together with the other information in the Prospectuses, at the time the Registration Statement and any amendments thereto become effective, at the Representation Date, at the Closing Time and at each Date of Delivery (if any), will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (xvii) The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida Statutes and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

          (xviii)   The Securities to be purchased from the Company under this
     Agreement and the International Purchase Agreement have been approved for listing on the New York Stock Exchange (the

     "NYSE"), and the Securities to be purchased from the Selling Stockholders under this Agreement and the International Purchase Agreement are listed on the NYSE.

          (xix) The Rights Agreement dated as of July 23, 1990, as amended by Amendment No. 1 dated as of September 18, 1990 and Amendment No. 2 dated as of October 28, 1993 (the "Rights Agreement"), between the Company and Manufacturers Hanover Trust Company of California has been duly authorized, executed and delivered by the Company; the preferred share purchase rights (the "Rights") issuable under the Rights Agreement have been duly authorized by the Company; each outstanding share of Common Stock is associated with and entitled to one outstanding Right; and, when the Common Stock to be sold by the Company hereunder is issued, each such share will be associated with and entitled to one outstanding Right.

          (xx) The Company has obtained and delivered to the U.S. Representatives and the International Representatives the agreement (each a "Lock-up Agreement") of each of the executive officers and directors named in Exhibit B hereto, each of which agreements is in substantially the form set forth in Exhibit C hereto.

          (xxi) All certificates evidencing shares of Common Stock distributed to any partners of the Selling Stockholders at any time during the period of 120 days from the date of the U.S. Pricing Agreement will bear a legend to the effect that, during such 120-day period, the shares represented by such certificates may not be transferred, sold, pledged or otherwise disposed of, nor may any offer to sell any such shares be made or option for the sale thereof be granted, directly or indirectly, without the prior written consent of the U.S. Representatives, and, prior to issuance of any such certificates, the Company will deliver stop transfer instructions with respect to all such certificates to the registrar and each transfer agent for the Common Stock and, unless waived in writing by the U.S. Underwriters and the International Underwriters, will maintain such instructions in effect during such 120-day period; and the Company agrees that the U.S. Representatives may enforce such restrictions on transfers in the name and on behalf of the Company and that the Company will cooperate with the U.S. Representatives in enforcing such restrictions, and further agrees that the Company will not, without the prior written consent of the U.S. Representatives, consent to any waiver or modification of such transfer restrictions.

          (xxii) The only officers and directors of the Company who "beneficially own" (as defined below) 100,000 or more shares of Common Stock are (i) Frederick P. Furth and J. Stephen Schaub, each of whom is a director of the Company (the "Subject Directors"), and (ii) the persons listed in Exhibit B hereto; the Subject Directors are "affiliates" (as defined in Rule 144 under the 1933 Act) of the Company and persons "controlling" (within the meaning of Section 2(11) of the 1933 Act) the Company, and any sale of such shares of Common Stock pursuant to Rule 144 will be subject to, among other things, the volume limitations of Rule 144(e); stop transfer orders with respect to the shares of Common Stock owned by the Subject Directors are in effect with the registrar and each transfer agent for the Common Stock, and, unless waived in writing by the U.S. Underwriters and the International Underwriters, such stock transfer orders will remain in effect for a period of at least 90 days after the date of the U.S. Pricing Agreement; and the Company agrees that (A) it will not register any shares of Common Stock "beneficially owned" by the Subject Directors under the 1933 Act for a period of 90 days after the date of the U.S. Pricing Agreement and (B) it will not consent to any sale, transfer or other disposition of any such shares of Common Stock pursuant to Regulation S under the 1933 Act unless the transferee of such shares agrees that neither it nor any subsequent transferee will offer, sell or otherwise dispose of any such shares to a U.S. Person or in the United States (as such terms are defined in Regulation S) for a period of at least 90 days after the date of the U.S. Pricing Agreement. For purposes of this paragraph (xxii), the term "beneficial owner" and "beneficially owned" shall have the meanings ascribed thereto in Rule 13d-3 under the 1934 Act, except that, for purposes of this paragraph, the words "within 60 days" appearing in paragraph (d)(1)(i) of such Rule shall be deemed to have been replaced by the words "within 90 days after the date of the U.S. Pricing Agreement."

     (b) Each Selling Stockholder represents and warrants to each U.S. Underwriter as of the date hereof, as of the Representation Date and as of the Closing Time, and jointly and severally agrees with each U.S. Underwriter, as follows:

          (i) This Agreement, the International Purchase Agreement and the Expenses Agreement have been duly authorized, executed and delivered by such Selling Stockholder and, at the Representation Date, the U.S. Pricing Agreement and the International Pricing Agreement will have been duly authorized, executed and delivered by such Selling Stockholder.

          (ii) Such Selling Stockholder has duly authorized, executed and delivered, in the form heretofore furnished to you, a Custody Agreement (a "Custody Agreement") with Chemical Trust Company of California, as custodian (the "Custodian"), and such Custody Agreement is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

          (iii) All authorizations, approvals, consents and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, the International Purchase Agreement, the U.S. Pricing Agreement, the International Pricing Agreement, its Custody Agreement and the Expenses Agreement, and the sale and delivery of the Securities to be sold by such Selling Stockholder hereunder and under the International Purchase Agreement, have been obtained and are in full force and effect, except as may be required under the 1933 Act, the 1933 Act Regulations, state securities laws or the securities laws of any jurisdiction outside of the United States of America, and such Selling Stockholder has full right, power and authority to enter into and perform its obligations under this Agreement, the International Purchase Agreement, the U.S. Pricing Agreement, the International Pricing Agreement, the Custody Agreement and the Expenses Agreement and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder and under the International Purchase Agreement.

          (iv) The execution and delivery of this Agreement, the International Purchase Agreement, the U.S. Pricing Agreement, the International Pricing Agreement, the Expenses Agreement, the Custody Agreements and the consummation of the transactions herein and therein contemplated, will not result in a breach or violation by such Selling Stockholder of, or constitute a default by such Selling Stockholder under, its limited partnership agreement, certificate of limited partnership or other organizational document, or any indenture, deed of trust, contract or other agreement or instrument or any decree, judgment or order to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its assets may be bound.

          (v) Such Selling Stockholder has and, at Closing Time, will have good and marketable title to the Securities to be sold by it under this Agreement and the International Purchase Agreement, free and clear of any pledge, lien, security interest, encumbrance, claim or equity other than under this Agreement, the International Purchase Agreement and the Custody Agreement; and upon delivery of such Securities and payment of the purchase price therefor as contemplated in this Agreement and the International Purchase Agreement, each of the U.S. Underwriters and the International Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Stockholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equity.

          (vi) Certificates in negotiable form for all Securities to be sold by such Selling Stockholder hereunder and under the International Purchase Agreement have been placed in custody with the Custodian for the purpose of effecting delivery hereunder and under the International Purchase Agreement.

          (vii) During a period of 120 days from the date of the U.S. Pricing Agreement, such Selling Stockholder will not, without the U.S. Representatives' prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock owned by such Selling Stockholder or with respect to which such Selling Stockholder has the power of disposition, other than pursuant to this Agreement and the International Purchase Agreement. Notwithstanding the foregoing, nothing herein shall prohibit a distribution by such Selling Stockholder of any shares of Common Stock to one or more of its partners; provided, that such partners take such shares subject to the restrictions on transfer described in Section 1(a)(xxi) and, provided, further, that such Selling Stockholder agrees (A) that all certificates evidencing such shares of Common Stock will bear the legend described in Section 1(a)(xxi), (B) that such Selling Stockholder will deliver to each partner receiving such certificates, prior to or contemporaneously with the delivery of such certificates, written notice of the restrictions on transfer thereof, (C) that the U.S. Representatives may enforce such restrictions on transfers in the name and on behalf of such Selling Stockholder and that such Selling Stockholder will cooperate with the U.S. Representatives in enforcing such restrictions, and (D) that such Selling Stockholder will not consent to any waiver or modification of such transfer restrictions without the prior written consent of the U.S. Representatives.

          (viii) Such Selling Stockholder does not have any knowledge or any reason to believe that the representations and warranties of the Company contained in Section 1(a) hereof are not true and correct; such Selling Stockholder has reviewed and is familiar with the Registration Statement as originally filed with the Commission and all amendments and supplements thereto, if any, filed with the Commission prior to the date hereof, and with preliminary prospectuses contained therein, as supplemented, if applicable, to the date hereof, and has no knowledge of any fact, condition or information not disclosed in such preliminary prospectuses, as so supplemented, if applicable, which has had or could have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; to the best knowledge of such Selling Stockholder, such preliminary prospectuses as so supplemented, if applicable, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such Selling Stockholder is not prompted to sell the Securities to be sold by it hereunder or under the International Purchase Agreement by any information concerning the Company or any subsidiary of the Company which is not set forth in such preliminary prospectuses, as so supplemented, if applicable.

          (ix) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (x) Such Selling Stockholder hereby makes the representations and warranties set forth in the Custody Agreement, which representations and warranties are hereby incorporated by reference in, and made a part of, this Agreement.

     (c) Any certificate designated as such in its title and as being delivered pursuant to this Agreement or the International Purchase Agreement and signed by any officer of the Company and delivered to the U.S. Representatives or to counsel for the U.S. Underwriters shall be deemed a representation and warranty by the Company to each U.S. Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of any Selling Stockholder and delivered to the U.S. Representatives or to counsel for the U.S. Underwriters shall be deemed a representation and warranty by such Selling Stockholder to each U.S. Underwriter as to the matters covered thereby.

     SECTION 2.   SALE AND DELIVERY TO U.S. UNDERWRITERS; CLOSING.

     (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each of the Company and Selling Stockholders, severally and not jointly, agrees to sell to each U.S. Underwriter, severally and not jointly, and each U.S. Underwriter, severally and not jointly, agrees to purchase from the Company and each of the Selling Stockholders, at the price per share set forth in the U.S. Pricing Agreement, that proportion of the number of Initial U.S. Securities set forth in Schedule B opposite the name of the Company or such Selling Stockholder, as the case may be (plus that proportion of any such additional number of shares of Common Stock which the Company or such Selling Stockholder, as the case may be, may elect to sell pursuant to Section 11) which the number of Initial U.S. Securities set forth in Schedule A opposite the name of such U.S. Underwriter bears to the total number of Initial U.S. Securities (except as otherwise provided in the U.S. Pricing Agreement), subject to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares, plus any additional number of Initial U.S. Securities which such U.S. Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

          (1) If the Company has elected not to rely upon Rule 430A under the 1933 Act Regulations, the initial public offering price and the purchase price per share to be paid by the several U.S. Underwriters for the U.S. Securities have each been determined and set forth in the U.S. Pricing Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectuses will be filed before the Registration Statement becomes effective.

          (2) If the Company has elected to rely upon Rule 430A under the 1933 Act Regulations, the purchase price per share to be paid by the several U.S. Underwriters for the U.S. Securities shall be an amount equal to the initial public offering price less an amount per share to be determined by agreement between the U.S. Representatives, the Company and the Selling Stockholders. The public offering price per share of the U.S. Securities shall be a fixed price to be determined by agreement between the U.S. Representatives, the Company and the Selling Stockholders. The public offering price and the purchase price, when so determined, shall be set forth in the U.S. Pricing Agreement. In the event that such prices have not been agreed upon and the U.S. Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Company, the Selling Stockholders and the U.S. Representatives.

     (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the U.S. Underwriters, severally and not jointly, to purchase up to an additional 408,000 shares of Common Stock at the price per share set forth in the U.S. Pricing Agreement. The option hereby granted will expire 30 days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the 1933 Act Regulations, or (ii) the Representation Date, if the Company has elected to rely on Rule 430A under the 1933 Act Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial U.S. Securities upon notice by the U.S. Representatives to the Company setting forth the number of U.S. Option Securities as to which the several U.S. Underwriters are then exercising the option and the time and date of payment and delivery for such U.S. Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the U.S. Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, unless otherwise agreed by the U.S. Representatives and the Company. If the option is exercised as to all or any portion of the U.S. Option Securities, each of the U.S. Underwriters, acting severally and not jointly, will purchase that proportion of the total number of U.S. Option Securities then being purchased which the number of Initial U.S. Securities set forth in Schedule A opposite the name of such U.S. Underwriter bears to the total number of Initial U.S. Securities (except as otherwise provided in the U.S. Pricing Agreement), subject in each case to such adjustments as the U.S. Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) Payment of the purchase price for, and delivery of certificates for, the Initial U.S. Securities shall be made at the offices of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304, or at such other place as shall be agreed upon by the U.S. Representatives, the Company and the Selling Stockholders, at 7:00 A.M. (California time) on the fifth business day (unless postponed in accordance with the provisions of Section 10 or 11) following the date the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A, the fifth business day after execution of the U.S. Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the U.S. Representatives, the Company and the Selling Stockholders (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that any or all of the U.S. Option Securities are purchased by the several U.S. Underwriters, payment of the purchase price for, and delivery of certificates for, such U.S. Option Securities shall be made at the above-mentioned offices of Wilson, Sonsini, Goodrich & Rosati, or at such other place as shall be agreed upon by the U.S. Representatives and the Company, on each Date of Delivery as specified in the notice from the U.S. Representatives to the Company. Payment shall be made to the Company and the Custodian, respectively, by certified or official bank check or checks drawn in next day funds payable to the order of the Company and the Custodian, respectively, against delivery to the U.S. Representatives for the respective accounts of the U.S. Underwriters of certificates for the U.S. Securities to be purchased by them, with any stock transfer taxes, stamp duties or other similar taxes thereon duly paid by the Company and the Selling Stockholders as provided in Section 4. Certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, shall be in such denominations and registered in such names as the U.S. Representatives may request in writing at least two business days before Closing Time or the relevant Date of Delivery, as the case may be. It is understood that each U.S. Underwriter has authorized the U.S. Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial U.S. Securities and the U.S. Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as a representative of the U.S. Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial U.S. Securities or the U.S. Option Securities, if any, to be purchased by any U.S. Underwriter whose check has not been received by Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such U.S. Underwriter from its obligations hereunder. The certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, will be made available for examination and packaging by the U.S. Representatives not later than 10:00 A.M. on the last business day prior to Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with each U.S. Underwriter as follows:

          (a) The Company will notify the U.S. Representatives immediately, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to either Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) The Company will give the U.S. Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to either Prospectus (including any revised prospectus which the Company proposes for use by the U.S. Underwriters or the International Underwriters in connection with the offering of the Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the U.S. Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the U.S. Representatives or counsel for the U.S. Underwriters shall reasonably object.

          (c) The Company will deliver to the U.S. Representatives as many signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as the U.S. Representatives may reasonably request and will also deliver to the U.S. Representatives a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the U.S. Underwriters.

          (d) The Company will furnish to each U.S. Underwriter, from time to time during the period when the U.S. Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the U.S. Prospectus (as amended or supplemented) as such U.S. Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

          (e) If any event shall occur as a result of which it is necessary, in the opinion of counsel for the U.S. Underwriters, to amend or supplement the U.S. Prospectus in order to make the U.S. Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the U.S. Prospectus (in form and substance satisfactory to counsel for the U.S. Underwriters) so that, as so amended or supplemented the U.S. Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading (and, if appropriate, will make a corresponding amendment or supplement to the International Prospectus), and the Company will furnish to the U.S. Underwriters a reasonable number of copies of such amendment or supplement.

          (f) The Company will endeavor, in cooperation with the U.S. Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the U.S. Representatives may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to execute a general consent to service of process in any jurisdiction or to make any undertaking with respect to the conduct of its business. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

          (g) The Company will make generally available to its security holders as soon as practicable, but not later than 105 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations and, unless required thereby, which need not be audited) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

          (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectuses under "Use of Proceeds."

          (i) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following the execution of the U.S. Pricing Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of amended Prospectuses, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including amended Prospectuses), containing all information so omitted.

          (j) The Company will use its reasonable best efforts to effect the listing of the Securities to be sold by the Company under this Agreement and the International Purchase Agreement on the New York Stock Exchange.

          (k) During a period of 90 days from the date of the U.S. Pricing Agreement, the Company will not, without the U.S. Representatives' prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock (except for (A) Common Stock issued pursuant to this Agreement or the International Purchase Agreement, (B) Common Stock or options to purchase Common Stock issued pursuant to options, reservations, agreements or employee benefit plans referred to in Section 1(a)(vii) hereof, (C) up to one million shares of Common Stock that may be issued in connection with business acquisitions) and (D) the issuance of Rights or other securities pursuant to the Rights Agreement.

          (l) In accordance with the Cuba Act and without limitation to the provisions of Sections 6 and 7 hereof, the Company agrees to indemnify and hold harmless each U.S. Underwriter from and against any and all loss, liability, claim, damage and expense whatsoever (including fees and disbursements of counsel), as incurred, arising out of any violation by the Company of the Cuba Act.

          (m) The Company, during the period when the U.S. Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including
(i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the printing of this Agreement, the U.S. Pricing Agreement, the International Purchase Agreement, the International Pricing Agreement, the Intersyndicate Agreement and the Agreement Among Managers, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including the payment of all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale, issuance or delivery of the U.S. Securities to be sold by the Company to the U.S. Underwriters, the transfer of such U.S. Securities between U.S. Underwriters and International Underwriters and to the International Underwriters pursuant to the Intersyndicate Agreement, and the transfer of Securities between the U.S. Underwriters and the International Underwriters pursuant to the Intersyndicate Agreement, (iv) the fees and disbursements of the Company's counsel, accountants, and other advisors, if any, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f), including filing fees and the fees and disbursements of counsel for the U.S. Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the printing and delivery to the U.S. Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary U.S. prospectus, and of the U.S. Prospectus and any amendments or supplements thereto, (vii) the printing (or other preparation) and delivery to the U.S. Underwriters of copies of the Blue Sky Survey and any Canadian "wrapper", (viii) the fees of the National Association of Securities Dealers, Inc., and (ix) the fees and expenses incurred in connection with the listing of Securities on the New York Stock Exchange.

     Each of the Company and the Selling Stockholders severally agrees that it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable (A) upon the sale, issuance or delivery of the U.S. Securities to be sold by it to the U.S. Underwriters, the transfer of such U.S. Securities between U.S. Underwriters and International Underwriters and to the International Underwriters pursuant to the Intersyndicate Agreement, and (B) in connection with the consummation by it of any of its obligations under this Agreement or the International Purchase Agreement, and, in the case of each Selling Stockholder, further authorizes the payment of any such amount by deduction from the proceeds of the Securities to be sold by it under this Agreement or the International Purchase Agreement and from funds from time to time held for its account by the Custodian under the Custody Agreement.

     If this Agreement is terminated by the U.S. Representatives in accordance with the provisions of Section 5 or Section 9(a)(i), the Company shall reimburse the U.S. Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the U.S. Underwriters.

     The provisions of this Section shall not affect any agreement which the Company and the Selling Stockholders may make for the allocation or sharing of such expenses and costs.

     SECTION 5. CONDITIONS OF U.S. UNDERWRITERS' OBLIGATIONS. The obligations of the U.S. Underwriters hereunder are subject to the accuracy of the respective representations and warranties of the Company and the Selling Stockholders herein contained, to the performance by the Company of its obligations hereunder, and to the following further conditions:

          (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the U.S. Representatives, at a later time and date, not later, however, than 5:30 P.M on the first business day following the date hereof, or at such later time and date as may be approved by a majority in interest of the U.S. Underwriters; and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. If the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to the Closing Time the Company shall have provided evidence satisfactory to the U.S. Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

          (b)   At Closing Time the U.S. Representatives shall have received:

               (1) The favorable opinion, dated as of Closing Time, of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, counsel for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                    (ii) The Company has all requisite corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement, the International Purchase Agreement, the U.S. Pricing Agreement, the International Pricing Agreement and the Expenses Agreement.


                    (iii) (A) The authorized, issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectuses (except for subsequent issuances, if any, pursuant to this Agreement or the International Purchase Agreement or pursuant to options, reservations, agreements or employee benefit referred to in the Prospectuses); (B) all shares of Common Stock issued by the Company since March 31,1987 and the Securities to be purchased by the U.S. Underwriters and the International Underwriters from the Selling Stockholders under this Agreement and the International Purchase Agreement, respectively, have been duly authorized and validly issued and are fully paid and non-assessable; and (C) to their knowledge, except for the rights of the Selling Stockholders under the Expenses Agreement, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or included in the offerings contemplated by this Agreement or the International Purchase Agreement or otherwise registered by the Company under the 1933 Act.

                    (iv) The Rights Agreement has been duly authorized, executed and delivered by the Company; the Rights issuable under the Rights Agreement have been duly authorized by the Company; each outstanding share of Common Stock is associated with and entitled to one outstanding Right; and, when the Common Stock to be sold by the

               Company hereunder is issued, each such share will be associated with and entitled to one outstanding Right.

                    (v) The Securities to be purchased from the Company have been duly authorized by the Company for issuance and sale to the U.S. Underwriters and the International Underwriters pursuant to this Agreement and the International Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to this Agreement and the International Purchase Agreement against payment of the consideration set forth in the U.S. Pricing Agreement and the International Pricing Agreement, respectively, will be validly issued and fully paid and non-assessable.

                    (vi) The issuance of the Securities to be purchased from the Company by the U.S. Underwriters and the International Underwriters pursuant to this Agreement and the International Purchase Agreement, respectively, is not subject to preemptive rights or other similar rights of security holders of the Company arising by operation of law, under the certificate of incorporation or by-laws of the Company or, to their knowledge, otherwise.

                    (vii) This Agreement, the International Purchase Agreement, the U.S. Pricing Agreement, the International Pricing Agreement and the Expenses Agreement have been duly authorized, executed and delivered by the Company.

                    (viii) The Registration Statement is effective under the 1933 Act and, to their knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                    (ix) At the time the Registration Statement and any amendments thereto became effective and at the Representation Date, the Registration Statement (other than the financial statements and supporting schedules included therein and the documents incorporated by reference therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                    (x) The Common Stock conforms in all material respects to the description thereof incorporated by reference into the Prospectuses, and the form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable requirements of the General Corporation Law of the State of Delaware.

                    (xi) The information in the Prospectuses under "Certain United States Federal Tax Consequences to Non-United States Holders" and in Item 15 of the Registration Statement, and the information concerning the Company's authorized but unissued preferred stock, the Rights Agreement, the Rights and the preferred stock issuable upon exercise of the Rights incorporated by reference in the Prospectuses, to the extent that it describes statutes, rules, regulations or other laws, or summarizes documents, instruments or agreements, or constitutes matters of law or legal conclusions, has been reviewed by them and is correct in all material respects.

                    (xii) To their knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments or agreements required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, the descriptions thereof or references thereto are correct in all material respects.

                    (xiii) No authorization, approval, consent, registration, declaration, order or filing of or with any court or governmental authority is required in connection with the offering, issuance or sale of the Securities to the U.S. Underwriters and the International Underwriters, except such as may be required under the 1933 Act or the 1933 Act Regulations, state securities laws or securities laws of any jurisdiction outside of the United States; and, to their knowledge, the execution, delivery and performance of this Agreement, the International Purchase Agreement, the U.S. Pricing Agreement, the International Pricing Agreement and the Expenses Agreement and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company, or, to their knowledge, any applicable law, administrative regulation or administrative or court decree.

                    (xiv) Each document filed pursuant to the 1934 Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectuses complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

                    (xv) The Subject Directors are "affiliates" (as defined in Rule 144 under the 1933 Act) of the Company and persons "controlling" (within the meaning of Section 2(11) of the 1933
               Act) the Company, and any sale of such shares of Common Stock pursuant to Rule 144 will be subject to, among other things, the volume limitations of Rule 144(e).

          In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions) upon representations set forth in certificates of officers of the Company and its subsidiaries and of public officials and, with respect to the opinion in subparagraph
          (iii)(A) above regarding the number of shares of issued and outstanding capital stock of the Company, the registrar and transfer agent for the Company's capital stock.

               (2) The favorable opinion, dated as of the Closing Time, of Steven Karel, Vice President, Secretary and General Counsel of the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, to the effect that:

                    (i) The Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of California and, to his knowledge, in each other jurisdiction in which such qualification is required, except where the failure to so qualify or to be in good standing would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                    (ii) Each of the Subject Subsidiaries has been duly organized and is validly existing as a corporation or partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, has power and authority as a corporation or partnership, as the case may be, to own, lease and operate its properties and to conduct its business as described in the Prospectuses and, to his knowledge, is duly qualified as a foreign corporation or partnership, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or to be in good standing would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each corporate Subject Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to his knowledge, except for directors' qualifying shares, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for security interests, pledges, liens, encumbrances and claims in, on and to such capital stock securing the Company's obligations under the Credit Agreement; and all of the issued and outstanding partnership interests of RHT, L.P. have been duly authorized (if applicable) and validly issued and are fully paid and non-assessible and are owned by the Company, through RHT, G.P. and XYZ, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for security interests, pledges, liens, encumbrances and claims in, on and to such partnership interests securing the Company's obligations under the Credit Agreement.

                    (iii) To his knowledge, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any subsidiary is a party or to which any of their property is subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the Company and its subsidiaries considered as one enterprise.

          In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions) upon representations set forth in certificates of officers of the Company and its subsidiaries and of public officials and, as to the matters referred to in subparagraph
          (ii) above, upon the opinions of local counsel (each of which opinions shall be dated and furnished to the U.S. Representatives as of the Closing Time, shall be satisfactory in form and substance to counsel for the U.S. Underwriters and shall expressly state that the Company's General Counsel, in rendering his opinion pursuant to this Section 5(b)(2), and the U.S. Underwriters and International Underwriters may rely on such opinion as if it were addressed to them), provided that the opinion of the Company's General Counsel shall state that he believes that he and the U.S. Underwriters and the International Underwriters are justified in relying on such opinions.

               (3) The favorable opinion, dated as of the Closing Time, of Dorsey & Whitney, special counsel to the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, to the effect that all shares of Common Stock issued by the Company from the date of its incorporation through and including March 31, 1987 were duly authorized and validly issued and are fully paid and non-assessable.

               (4) The favorable opinion, dated as of Closing Time, of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, counsel for the Selling Stockholders, in form and substance satisfactory to counsel for the U.S. Underwriters, to the effect that:

                    (i) This Agreement, the International Purchase Agreement, the U.S. Pricing Agreement, the International Pricing Agreement and the Expenses Agreement have been duly authorized, executed and delivered by each of the Selling Stockholders.

                    (ii) A Custody Agreement has been duly authorized, executed and delivered by each of the Selling Stockholders and constitutes a valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                    (iii) All authorizations, approvals, consents and orders necessary for the execution and delivery by the Selling Stockholders of this Agreement, the International Purchase Agreement, the U.S. Pricing Agreement, the International Pricing Agreement, the Custody Agreements and the Expenses Agreement, and the sale and delivery of the Securities to be sold by the Selling Stockholders hereunder and under the International Purchase Agreement, have been obtained and are in full force and effect, except as may be required under the 1933 Act, the 1933 Act Regulations, state securities laws or the securities laws of any jurisdiction outside of the United States of America, and the Selling Stockholders have full right, power and authority to enter into and perform their respective obligations under this Agreement, the International Purchase Agreement, the U.S. Pricing Agreement, the International Pricing Agreement, the Custody Agreements and the Expenses Agreement, and to sell, transfer and deliver the Securities to be sold by the Selling Stockholders hereunder and under the International Purchase Agreement.

                    (iv) The execution and delivery of this Agreement, the International Purchase Agreement, the U.S. Pricing Agreement, the International Pricing Agreement, the Expenses Agreement and the Custody Agreements, and the consummation of the transactions herein and therein contemplated, do not result in a breach or violation by either Selling Stockholder of, or constitute a default by either Selling Stockholder under, its limited partnership agreement, certificate of limited partnership or other organizational document, or any material indenture, deed of trust, contract or other agreement or instrument or any decree, judgment or order to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its assets may be bound.

                    (v) Each of the Selling Stockholders is the legal and registered owner of the Securities to be sold by such Selling Stockholder hereunder and under the International Purchase Agreement and, to their knowledge, the partners of the Selling Stockholders (or persons having an interest through such partners) are the only persons with any beneficial interest in such Securities.

                    (vi) Upon the delivery of the Securities to be sold by the Selling Stockholders under this Agreement and the International Purchase Agreement and payment of the purchase price therefor as herein and therein contemplated, each of the U.S. Underwriters and International Underwriters will receive good and marketable title to the Securities purchased by it from the Selling Stockholders, free and clear of any mortgage, pledge, lien, security interest, encumbrance, claim or equity. In rendering such opinion, counsel may assume that the Underwriters are purchasing such Securities in good faith and without notice of any adverse claim.

               (5) The favorable opinion, dated as of Closing Time, of Brown & Wood, counsel for the U.S. Underwriters and the International Underwriters, with respect to the matters set forth in (i), (v), (vi) (solely as to preemptive rights arising by operation of the law or under the certificate of incorporation or by-laws of the Company),
          (vii), (viii), (ix) and (x) of subsection (b)(1) of this Section.

               (6)   In giving their opinions required by subsections (b)(1) and
          (b)(5), respectively, of this Section, Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, and Brown & Wood shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which counsel need make no statement), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which counsel need make no statement), at the Representation Date (unless the term "Prospectuses" refers to a prospectus which has been provided to the U.S. Underwriters or the International Underwriters by the Company for use in connection with the offering of the Securities which differs from the corresponding Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the U.S. Underwriters or the International Underwriters, as the case may be, for such use) or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the U.S. Representatives shall have received a certificate of the Chief Executive Officer or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to this Agreement or the International Purchase Agreement at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

          (d) At Closing Time you shall have received a certificate of the Selling Stockholders, dated as of Closing Time, to the effect that (i) the representations and warranties of the Selling Stockholders contained in
     Section 1(b) are true and correct with the same force and effect as though expressly made at and as of Closing Time, and (ii) the Selling Stockholders have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to Closing Time.

          (e) At the time of the execution of this Agreement, the U.S. Representatives shall have received from Arthur Andersen & Co. a letter dated such date, in form and substance satisfactory to the U.S. Representatives, to the effect that (i) they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) in their opinion, the financial statements and financial statement schedules audited by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act, and the related published rules and regulations; (iii) based upon limited procedures set forth in detail in such letter (which shall include, without limitation, the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in STATEMENT OF AUDITING STANDARDS NO. 71, INTERIM FINANCIAL INFORMATION, with respect to the unaudited condensed consolidated financial statement of the Company and its subsidiaries included in the Registration Statement), nothing has come to their attention which causes them to believe that
     (A) any material modifications should be made to the unaudited condensed consolidated financial statements included in the Registration Statement for them to be in conformity with generally accepted accounting principles or (B) the unaudited condensed consolidated financial statements included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations or
     (C) at a specified date not more than five days prior to the date of this Agreement, there has been any change in the capital stock of the Company or any increase in the consolidated long term debt of the Company and its subsidiaries or any decrease in consolidated net current assets or net assets as compared with the amounts shown in the September 30, 1994 balance sheet included in the Registration Statement or, during the period from October 1, 1994 to a specified date not more than five days prior to the date of this Agreement, there were any decreases as compared with the corresponding period in the preceding year, in consolidated net service revenues, gross margins, net income or net income per fully diluted share of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectuses disclose have occurred or may occur; and
     (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included and incorporated by reference in the Registration Statement and Prospectuses and which are specified by the U.S. Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

          (f) At Closing Time the U.S. Representatives shall have received from Arthur Andersen & Co. a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than five days prior to Closing Time and, if the Company has elected to rely on Rule 430A of the 1933 Act Regulations, to the further effect that they have carried out procedures as specified in clause (iv) of subsection (e) of this Section with respect to certain amounts, percentages and financial information specified by the U.S. Representatives and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iv).

          (g) At the Closing Time and at each Date of Delivery, if any, all of the Securities to be sold by the Company on such date shall have been approved for listing on the New York Stock Exchange upon notice of issuance, and the U.S. Representatives shall have received evidence of such listing in form and substance reasonably satisfactory to them.

          (h) At or prior to the date of this Agreement, the U.S. Representatives and the International Representatives shall have received an agreement substantially in the form of Exhibit C hereto signed by each of the executive officers and directors of the Company listed in Exhibit B hereto and each such agreements shall be in full force and effect at the Closing Time and at each Date of Delivery.

          (i) At Closing Time and at each Date of Delivery, if any, counsel for the U.S. Underwriters and the International Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated herein and in the International Purchase Agreement and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the agreements or conditions, herein contained; and all proceedings taken by the Company and the Selling Stockholders in connection with the issuance and sale of the Securities as contemplated in this Agreement and in the International Purchase Agreement shall be reasonably satisfactory in form and substance to the U.S. Representatives and counsel for the U.S. Underwriters.

          (j) In the event that the U.S. Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the U.S. Option Securities, the respective representations and warranties of the Company and the Selling Stockholders contained herein and the statements in any certificates furnished by the Company and the Selling Stockholders hereunder and under the International Purchase Agreement shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the U.S. Representatives shall have received:

               (1) A certificate, dated such Date of Delivery, of the Chief Executive Officer or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

               (2) A certificate, dated such Date of Delivery, of the Selling Stockholders confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

               (3) The favorable opinion of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, counsel for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased from the Company on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(b)(1) and 5(b)(6) hereof.

               (4) The favorable opinion of Steven Karel, Vice President, Secretary and General Counsel of the Company, together with the favorable opinions of the local counsel relied upon by such General Counsel, each in form and substance satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased from the Company on such Date of Delivery and otherwise to the same effect as the opinions required by
          Section 5(b)(2) hereof.

               (5) The favorable opinion of Dorsey & Whitney, special counsel for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, to the same effect as the opinion required by Section 5(b)(3) hereof.

               (6) The favorable opinion of Brown & Wood, counsel for the U.S. Underwriters and the International Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(b)(5) and 5(b)(6) hereof.

               (7) A letter from Arthur Andersen & Co., in form and substance satisfactory to the U.S. Representatives and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the U.S. Representatives pursuant to Section 5(e) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

          (k) At the Closing Time, the U.S. Representatives shall have received copies of the form of Common Stock certificates referred to in
     Section 1(a)(xxi) hereof, each of which certificates shall bear the legend referred to in such Section, and copies of the stop transfer instructions referred to in Sections 1(a)(xxi) and 1(a)(xxii) hereof.

     It shall be a further condition to the obligations of the U.S. Underwriters hereunder that, contemporaneously with their purchase of the Initial U.S. Securities under this Agreement, the International Underwriters shall have purchased the Initial International Securities under the International Purchase Agreement.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the U.S. Representatives by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and provided further that Sections 3(l), 6 and 7 hereof shall survive such termination.

     SECTION 6.   INDEMNIFICATION.

     (a) The Company and, subject to subsection (e) of this Section 6 below, the Selling Stockholders, jointly and severally, agree to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the indemnifying party or parties, as the case may be; and

          (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any U.S. Underwriter or International Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or Prospectus (or any amendment or supplement thereto); and PROVIDED, FURTHER, that this indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any U.S. Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Securities, or any person controlling such U.S. Underwriter, if a copy of the U.S. Prospectus (as then amended or supplemented if the Company shall have furnished any such amendments or supplements thereto to such U.S. Underwriter, but excluding documents incorporated or deemed to be incorporated by reference therein) was not sent or given by or on behalf of such U.S. Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Securities to such person and if the U.S. Prospectus (as so amended or supplemented, if applicable) would have corrected the defect giving rise to such loss, liability, claim, damage or expense, it being understood, however, that this proviso shall not be applicable if such defect shall have been corrected in a document which is incorporated or deemed to be incorporated by reference in the U.S. Prospectus.

     (b) Each U.S. Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any , who controls the Company within the meaning of Section 15 of the 1933 Act and each Selling Stockholder against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary U.S. prospectus or the U.S. Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the written information furnished to the Company by such U.S. Underwriter through Merrill Lynch expressly for use in the Registration Statement

(or any amendment thereto) or such preliminary U.S. prospectus or the U.S. Prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     (d)  Any payment made by the Company or any Selling Stockholder pursuant to
Section 6(a) or 7, or by any U.S. Underwriter pursuant to Section 6(b) or 7, which arises with respect to any loss, liability, claim, damage or expense incurred in a currency other than U.S. dollars shall be made by the Company, such Selling Stockholder or such U.S. Underwriter, as the case may be, in such amount of U.S. dollars as shall be necessary to enable the indemnified party to purchase the amount of such other currency needed to satisfy such loss, liability, claim, damage or expense, including any premiums and costs of exchange payable in connection with conversion of U.S. dollars into the relevant currency.

     (e) The Selling Stockholders shall only be liable under this Section 6 to the extent that any loss, claim, damage, liability, action or expense incurred by any Underwriters or any person, if any, who controls any Underwriter arises out of or is based upon any untrue statement or omission, or any alleged untrue statement or omission, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or Prospectus (or any amendment or supplement thereto); PROVIDED that the amount of such indemnification or reimbursement by each of the Selling Stockholders shall be limited to the amount of proceeds to such Selling Stockholder from the sale of the Shares to the several Underwriters. The Company, each Selling Stockholder and the Underwriters acknowledge and agree that the only written information furnished by the Selling Stockholders as aforesaid is the information set forth in the first two paragraphs under the caption "Selling Stockholders" in the Registration Statement and the Prospectuses.

     SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Selling Stockholders and the U.S. Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Selling Stockholders and one or more of the U.S. Underwriters, as incurred, in such proportions that the U.S. Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the U.S. Prospectus bears to the initial public offering price appearing thereon and the Company and, in the proportions that they have agreed to indemnify, the Selling Stockholders are responsible for the balance; PROVIDED, HOWEVER, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls a U.S. Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such U.S. Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company. The Selling Stockholders shall not be required to make any contribution payment under this Section 7 as long as and to the extent that the Company pays and contributes the full amount of all such losses, liabilities, claims, damages and expenses for which the Company and the Selling Stockholders are responsible under the first sentence of this Section 7.

     SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement and the U.S. Pricing Agreement, or contained in certificates of officers of the Company or the Selling Stockholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any U.S. Underwriter or controlling person, or by or on behalf of the Company or any Selling Stockholder, and shall survive delivery of the Securities to the U.S. Underwriters and the International Underwriters.

     SECTION 9.   TERMINATION OF AGREEMENT.

     (a) The U.S. Representatives may terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement or the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which in any such case is such as to make it, in the judgment of the U.S. Representatives, impracticable to market the U.S. Securities or to enforce contracts for the sale of the U.S. Securities, or
(iii) if trading in the Common Stock has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange, the New York Stock Exchange or the International Stock Exchange of the United Kingdom or the Republic of Ireland has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by any of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or California authorities.

     (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4, and further provided further that Sections 3(l), 6 and 7 hereof shall survive such termination.

     SECTION 10. DEFAULT BY ONE OR MORE OF THE U.S. UNDERWRITERS. If one or more of the U.S. Underwriters shall fail at Closing Time to purchase the U.S. Securities which it or they are obligated to purchase on such date under this Agreement and the U.S. Pricing Agreement (the "Defaulted Securities"), the U.S. Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting U.S. Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the U.S. Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of Initial U.S. Securities, the non-defaulting U.S. Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting U.S. Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the number of Initial U.S. Securities, this Agreement shall terminate without liability on the part of any non-defaulting U.S. Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting U.S. Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the U.S. Representatives or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectuses or in any other documents or arrangements.

     SECTION 11. DEFAULT BY THE SELLING STOCKHOLDERS OR THE COMPANY. If the Company or one or more of the Selling Stockholders (for the purposes of this Section 11, the Company and the Selling Stockholders are hereinafter called, collectively, the "Sellers" and, individually, a "Seller") shall fail at Closing Time to sell and deliver the number of Securities which such Seller or Sellers are obligated to sell hereunder on such date, and the remaining Seller or Sellers, as the case may be, do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder on such date to the total number of Securities to be sold by all Sellers on such date, then the U.S. Underwriters may at the U.S. Representatives' option, by notice from the U.S. Representatives to the non-defaulting Seller or Sellers, as the case may be, either (a) terminate this Agreement without any liability on the part of any non-defaulting party or
(b) elect to purchase the Securities which the non-defaulting Seller or Sellers have agreed to sell hereunder.

     In the event of a default by any Seller as referred to in this Section, either the U.S. Representatives or (by joint action only) the non-defaulting Seller or Sellers shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or U.S. Prospectus or in any other documents or arrangements.

     No action taken pursuant to this Section shall relieve any Seller so defaulting from liability, if any, in respect of such default.

     SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the U.S. Underwriters shall be directed to the U.S. Representatives at Merrill Lynch & Co., 101 California Street, San Francisco, California 94111, attention of Jay A. Cohen; notices to the Company shall be directed to it at 2884 Sand Hill Road, Suite 200, Menlo Park, California 94025, attention of Steven Karel, Vice President, Secretary and General Counsel; and notices to the Selling Stockholders shall be directed to Gibbons, Goodwin, van Amerongen, 600 Madison Avenue, New York, New York 10022, attention of Edward W. Gibbons.

     SECTION 13. PARTIES. This Agreement and the U.S. Pricing Agreement shall each inure to the benefit of and be binding upon the U.S. Underwriters, the Company, the Selling Stockholders and their respective successors. Nothing expressed or mentioned in this Agreement or the U.S. Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the U.S. Underwriters, the Company and the Selling Stockholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the U.S. Pricing Agreement or any provision herein or therein contained.
This Agreement and the U.S. Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the U.S. Underwriters, the Company, the Selling Stockholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any U.S. Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 14. GOVERNING LAW AND TIME. This Agreement and the U.S. Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time. Each of this Agreement and the U.S. Pricing Agreement may be signed in two or more counterparts, and by different parties on separate counterparts each of which shall constitute an original, with the same effect as if the signatures on such counterparts were on the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the U.S. Underwriters, the Company and the Selling Stockholders in accordance with its terms.


                                   Very truly yours,

                                   ROBERT HALF INTERNATIONAL INC.


                                   By: _________________________________________
                                                  Harold S. Messmer, Jr.
                                         Chairman and Chief Executive Officer


                                   THE FULCRUM III LIMITED PARTNERSHIP

                                   By:  GIBBONS, GOODWIN, VAN AMERONGEN, Its
                                        General Partner


                                   By: _________________________________________
                                                            -
                                                     General Partner


                                   THE SECOND FULCRUM III LIMITED PARTNERSHIP

                                   By:  GIBBONS, GOODWIN, VAN AMERONGEN, Its
                                        General Partner


                                   By: _________________________________________
                                                            -
                                                     General Partner

CONFIRMED AND ACCEPTED
     as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
WILLIAM BLAIR & COMPANY

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED


     By: ____________________________________
                 Authorized Signatory

For themselves and as U.S. Representatives of the other U.S. Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                  Number of
        Name of U.S. Underwriter                               U.S. Securities
        ------------------------                               ---------------

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated . . . . . . . . . . . . . . . . . .

William Blair & Company. . . . . . . . . . . . . . . . . . .



                                                                 -----------
Total. . . . . . . . . . . . . . . . . . . . . . . . . . . .      4,200,000
                                                                 -----------
                                                                 -----------

                                   SCHEDULE B


                                                                   Number of
                                                                Initial U.S.
                                                                  Securities
                                                                ------------

The Company:
     Robert Half International Inc.. . . . . . . . . . . . .         86,845

The Selling Stockholders:
     The Fulcrum III Limited Partnership . . . . . . . . . .
     The Second Fulcrum III Limited Partnership. . . . . . .



                                                                 -----------
Total. . . . . . . . . . . . . . . . . . . . . . . . . . . .      4,200,000
                                                                 -----------
                                                                 -----------

                                                                      Exhibit  A


                                4,200,000 Shares

                         ROBERT HALF INTERNATIONAL INC.
                            (a Delaware corporation)

                                  Common Stock
                           (Par Value $.001 Per Share)


                             U.S. PRICING AGREEMENT




                                                                         -, 1994

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
WILLIAM BLAIR & COMPANY
As U.S. Representatives of the several U.S. Underwriters
c/o Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, NY 10281-1209

Dear Sirs:

     Reference is made to the U.S. Purchase Agreement dated -, 1994 (the "U.S. Purchase Agreement") relating to the purchase by the several underwriters named in Schedule A thereto (the "U.S. Underwriters"), for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and William Blair & Company are acting as representatives (the "U.S. Representatives"), of the above shares of Common Stock (the "U.S. Securities") of Robert Half International Inc., a Delaware corporation (the "Company").

     Pursuant to Section 2 of the U.S. Purchase Agreement, the Company and the Selling Stockholders agree with each U.S. Underwriter as follows:

1. The initial public offering price per share for the U.S. Securities shall be $-.

2. The purchase price per share for the U.S. Securities to be paid by the several U.S. Underwriters shall be $-, being an amount equal to the initial public offering price set forth above less $- per share.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the U.S. Underwriters, the Company and the Selling Stockholders in accordance with its terms.


                                   Very truly yours,

                                   ROBERT HALF INTERNATIONAL INC.


                                   By: _________________________________________
                                                  Harold S. Messmer, Jr.
                                         Chairman and Chief Executive Officer


                                   THE FULCRUM III LIMITED PARTNERSHIP

                                   By:  GIBBONS, GOODWIN, VAN AMERONGEN, Its
                                        General Partner


                                   By: _________________________________________
                                                            -
                                                     General Partner


                                   THE SECOND FULCRUM III LIMITED PARTNERSHIP

                                   By:  GIBBONS, GOODWIN, VAN AMERONGEN, Its
                                        General Partner


                                   By: _________________________________________
                                                            -
                                                     General Partner

CONFIRMED AND ACCEPTED
     as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
WILLIAM BLAIR & COMPANY

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED


     By: ____________________________________
                 Authorized Signatory

For themselves and as U.S. Representatives of the other U.S. Underwriters named in Schedule A hereto.

                                                                       Exhibit B

                    EXECUTIVE OFFICERS AND DIRECTORS SUBJECT
                               LOCK-UP AGREEMENTS



Edward W. Gibbons
Harold M. Messmer, Jr.
Robert W. Glass
M. Keith Waddell

                                                                       Exhibit C




                                             -, 1994



MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
WILLIAM BLAIR & CO.,
  as U.S. Representatives of the several
  U.S. Underwriters to be named in the
  within-mentioned U.S. Purchase Agreement
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1209

MERRILL LYNCH INTERNATIONAL LIMITED
WILLIAM BLAIR & CO.
 as International Representatives of the several
 International Underwriters to be named in the within-mentioned International Purchase Agreement
Ropemaker Place
25 Ropemaker Street
London EC2Y 9LY
England

     Re:  PROPOSED PUBLIC OFFERING BY ROBERT HALF INTERNATIONAL INC.

Dear Sirs:

     The undersigned, a stockholder and an officer and/or director of Robert Half International Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and William Blair & Co. ("Blair") as the U.S. representatives (the "U.S. Representatives") of the several U.S. underwriters (the "U.S. Underwriters") to be named in the U.S. Purchase Agreement hereinafter referred to, and Merrill Lynch International Limited ("MLI") and Blair, as the international representatives (the "International Representatives") of the international underwriters (the "International Underwriters") to be named in the International Purchase Agreement hereinafter referred to, propose to enter into a U.S. Purchase Agreement (the "U.S. Purchase Agreement") and an International Purchase Agreement (the "International Purchase Agreement") with the Company and the Selling Stockholders (as defined therein), which agreements provide for the public offering of shares (the "Securities") of the Company's common stock, par value $.001 per share (the "Common Stock"). The undersigned further understands that the U.S. Representatives and the International Representatives will enter into a related U.S. Pricing Agreement and International Pricing Agreement, respectively, which agreements will set forth, among other things, the initial public offering price of the Securities. In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder, and an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each U.S. Underwriter to be named in the U.S. Purchase Agreement and each International Underwriter to be named in the International Purchase Agreement that, during a period of 90 days from the date of the U.S. Pricing Agreement, the undersigned will not, without the prior written consent of the U.S. Representatives, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of or transfer, any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing.

                                   Very truly yours,


                                   Signature:___________________________________

                                   Print Name:__________________________________

                                1,050,000 Shares

                         ROBERT HALF INTERNATIONAL INC.
                            (a Delaware corporation)

                                  Common Stock
                           (Par Value $.001 Per Share)


                        INTERNATIONAL PURCHASE AGREEMENT




                                                                         -, 1994

MERRILL LYNCH INTERNATIONAL LIMITED
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
WILLIAM BLAIR & COMPANY
  as International Representatives of the several
  International Underwriters
c/o Merrill Lynch International Limited
Ropemaker Place
25 Ropemaker Street
London EC2Y 9LY
England

Dear Sirs:

     Robert Half International, Inc., a Delaware corporation (the "Company"), and each of the selling stockholders of the Company named in Schedule B hereto (the "Selling Stockholders"), confirm their respective agreements with Merrill Lynch International Limited ("MLIL"), William Blair & Company ("Blair") and each of the other underwriters named in Schedule A hereto (collectively, the "International Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10), for whom MLIL and Blair are acting as representatives (in such capacity, MLIL and Blair shall hereinafter be referred to as the "International Representatives"), with respect to the sale by the Company and the Selling Stockholders, acting severally and not jointly, and the purchase by the International Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.001 per share, of the Company ("Common Stock") set forth in said Schedules A and B hereto, and with respect to the grant by the Company to the International Underwriters, acting severally and not jointly, of the option described in
Section 2(b) hereof to purchase all or any part of 105,000 additional shares of Common Stock to cover over-allotments, in each case except as may otherwise be provided in the International Pricing Agreement, as hereinafter defined. The aforementioned 1,050,000 shares of Common Stock (the "Initial International Securities") to be purchased by the International Underwriters and all or any part of the 105,000 shares of Common Stock subject to the option described in
Section 2(b) hereof (the "International Option Securities") are collectively hereinafter called the "International Securities."

     It is understood that the Company is concurrently entering into a U.S. Purchase Agreement dated the date hereof (the "U.S. Purchase Agreement") providing for the offering by the Company and the Selling Stockholders of an aggregate of 4,200,000 shares of Common Stock (the "Initial U.S. Securities") through arrangements with certain underwriters outside of the United States (the "U.S. Underwriters") for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Blair are acting as lead managers (collectively, the "U.S. Representatives"), and the grant by the Company to the U.S. Underwriters of an option to purchase all or any part of an additional 420,000 shares of Common Stock (the "U.S. Option Securities") to cover over-allotments. The Initial U.S. Securities and the U.S. Option Securities are collectively hereinafter called the "U.S. Securities," and the International Securities and the U.S. Securities are hereinafter called the "Securities."

     The Company understands that the International Underwriters and the U.S. Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the International Underwriters and the U.S. Underwriters under the direction of Merrill Lynch.

     Prior to the purchase and public offering of the International Securities by the several International Underwriters, the Company, the Selling Stockholders and the International Representatives, acting on behalf of the several International Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "International Pricing Agreement"). The International Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company, the Selling Stockholders and the International Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the International Securities will be governed by this Agreement, as supplemented by the International Pricing Agreement. From and after the date of the execution and delivery of the International Pricing Agreement, this Agreement shall be deemed to incorporate the International Pricing Agreement. The public offering price and the purchase price with respect to the U.S. Securities shall be set forth in an agreement substantially in the form of Exhibit A to the U.S. Purchase Agreement (the "U.S. Pricing Agreement"). The public offering price and the purchase price per share to be paid by the several U.S. Underwriters for the U.S. Securities shall be identical to the public offering price and the purchase price per share to be paid by the several International Underwriters for the International Securities.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-55627) and a related preliminary prospectuses for the registration of the Securities under the Securities Act of 1933 (the "1933 Act"), has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended, if applicable) and the International Prospectus(1) and the U.S. Prospectus(1) constituting a part thereof (including in each case all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise, are hereinafter referred to as the "Registration Statement," the "International Prospectus" and the "U.S. Prospectus," respectively, and the International Prospectus and the U.S. Prospectus are hereinafter referred to as, individually, a "Prospectus" and, collectively, the "Prospectuses," except that if any revised prospectus shall be provided to the International Underwriters or the U.S. Underwriters by the Company for use in connection with the offering of the Securities which differs from the corresponding Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "International Prospectus" or "U.S. Prospectus," as the case may be, and "Prospectus" and "Prospectuses" shall refer to such revised prospectus from and after the time it is first provided to the International Underwriters or the U.S. Underwriters, as the case may be, for such use. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectuses (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectuses, as the case may be;


____________________
(1) Two forms of prospectus are to be used in connection with the offering and sale of the Securities: one relating to the U.S. Securities (the "U.S. Prospectus") and one relating to the International Securities (the "International Prospectus"). The International Prospectus is identical to the U.S. Prospectus, except for the front cover page, back cover page and the section captioned "Underwriting."

and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectuses shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectuses, as the case may be.

     The Company and the Selling Stockholders understand that the International Underwriters propose to make a public offering of the International Securities as soon as the International Representatives deem advisable after the Registration Statement becomes effective and the International Pricing Agreement has been executed and delivered.

     SECTION 1.   REPRESENTATIONS AND WARRANTIES.

     (a) The Company represents and warrants to each International Underwriter as of the date hereof, as of the date of the International Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date"), and as of the Closing Time referred to in Section 2(c), and agrees with each International Underwriter, as follows:

          (i) At the time the Registration Statement and any amendments thereto become effective and at the Representation Date, the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectuses, at the Representation Date (unless the term "Prospectuses" refers to a prospectus which has been provided to the International Underwriters or the U.S. Underwriters, as the case may be, by the Company for use in connection with the offering of the Securities which differs from the corresponding Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the International Underwriters or the U.S. Underwriters, as the case may be, for such use), at the Closing Time and at each Date of Delivery, if any, referred to in Section 2(b), will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectuses made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectuses.

          (ii) The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iii) The financial statements included in the Registration Statement and the Prospectuses present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis; the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

          (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, that are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (v) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement, the U.S. Pricing Agreement and the Expenses Agreement (as defined in clause (xv) below); and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

          (vi) Each subsidiary of the Company has been duly organized and is validly existing as a corporation or partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, has power and authority as a corporation or partnership, as the case may be, to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation or partnership, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such corporate subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, except for directors' qualifying shares and approximately 27% of the outstanding capital stock of Norman Parsons S.A., is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim; all of the issued and outstanding partnership interests of each such subsidiary which is a partnership have been duly authorized (if applicable) and validly issued and are fully paid and non-assessable and are owned by the Company, directly or through corporate subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for security interests, pledges, liens, encumbrances and claims in, on and to the Company's capital stock in Robert Half of Texas G.P. Ltd., a Delaware corporation ("RHT, G.P.") and XYZ-II Inc, a Delaware corporation ("XYZ"), respectively, (RHT, G. P. and XYZ are hereinafter called, collectivly, the "Subject Subsidiaries" and, individually, a "Subject Subsidiary") securing the Company's obligations under its $80 million revolving credit agreement with NationsBank of North Carolina, N.A. and Bank of America NT&SA, as agents, and the other banks party thereto (the "Credit Agreement"), and the partnership interests of RHT, G.P. and XYZ in RHT, L.P., a limited partnership organized under the laws of Texas ("R H T, L.P.") securing the Company's obligations under the Credit Agreement; and for the year ended December 31, 1993 and the eight months ended August 31, 1994, the only subsidiary of the Company which, on an unconsolidated basis, accounted for more than 5% of the Company's consolidated net service revenues was RHT, L.P.; the sole general partner and the sole limited partner of RHT, L.P. are RHT, G.P. and XYZ, respectively; and RHT, G.P. and XYZ are wholly-owned direct subsidiaries of the Company.

          (vii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses under "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or the U.S. Purchase Agreement or pursuant to options, reservations, agreements or employee benefit plans referred to in the Prospectuses or in the documents incorporated by reference therein); the shares of issued and outstanding Common Stock, including the Securities to be purchased by the International Underwriters from the Selling Stockholders hereunder and by the U.S. Underwriters under the U.S. Purchase Agreement, have been duly authorized and validly issued and are fully paid and non-assessable; the Securities to be purchased from the Company have been duly authorized for issuance and sale to the International Underwriters and the U.S. Underwriters pursuant to this Agreement and the U.S. Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to this Agreement and the U.S. Purchase Agreement, respectively, against payment of the consideration set forth in the International Pricing Agreement and the U.S. Pricing Agreement, respectively, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectuses; and the issuance of the Securities to be purchased from the Company under this Agreement and the U.S. Underwriting Agreement, respectively, is not subject to preemptive or other similar rights.

          (viii) Neither the Company nor any of its subsidiaries is in violation of its charter, by-laws or other organizational documents; neither the Company nor any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such defaults as would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement, the U.S. Pricing Agreement and the Expenses Agreement and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, administrative regulation or administrative or court decree.

          (ix) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its clients which might be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

          (x) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries (A) which is required to be disclosed in the Registration Statement (other than as disclosed therein), or (B) which could reasonably be expected to result in any material adverse change in the condition, financial or otherwise or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or which could reasonably be expected to materially and adversely affect the properties or assets thereof, or (C) which might materially and adversely affect the consummation of this Agreement or the U.S. Purchase Agreement; all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the Company and its subsidiaries considered as one enterprise; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed or incorporated by reference.

          (xi) The Company and its subsidiaries own or possess adequate rights to use, or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") presently employed by them in connection with the business now operated by them, except where the failure to own, possess or have the right to acquire on reasonable terms any such items of Intellectual Property would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

          (xii) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Securities under this Agreement and the U.S. Purchase Agreement, except such as may be required under the 1933 Act or the 1933 Act Regulations, state securities laws or the securities laws of any jurisdiction outside the United States.

          (xiii) The Company and its subsidiaries possess such certificates, authorities, licenses or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess any such certificates, authorities, licenses or permits would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority, license or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

          (xiv) This Agreement, the U.S. Purchase Agreement and the Expenses Agreement have been, and, at the Representation Date, the International Pricing Agreement and the U.S. Pricing Agreement will have been, duly authorized, executed and delivered by the Company.

          (xv) There are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or included in the offering contemplated by this Agreement or the U.S. Purchase Agreement, or otherwise registered by the Company under the 1933 Act, except pursuant to the Registration and Expenses Agreement dated as of -, 1994 (the "Expenses Agreement") among the Company and the Selling Stockholders; the Company has afforded the Selling Stockholders the opportunity to register and sell shares of its Common Stock as part of the offerings contemplated by this Agreement and the U.S. Purchase Agreement in accordance with the terms of the Expenses Agreement and has registered the shares of Common Stock which the Selling Stockholders have elected to include in such offerings; and the Company otherwise has complied with its obligations under the Expenses Agreement.

          (xvi) The documents incorporated or deemed to be incorporated by reference in the Prospectuses, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations") and, when read together with the other information in the Prospectuses, at the time the Registration Statement and any amendments thereto become effective, at the Representation Date, at the Closing Time and at each Date of Delivery (if any), will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (xvii) The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida Statutes and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

          (xviii)   The Securities to be purchased from the Company under this
     Agreement and the U.S. Purchase Agreement have been approved for listing on the New York Stock Exchange (the "NYSE"), and the Securities to be purchased from the Selling Stockholders under this Agreement and the U.S. Purchase Agreement are listed on the NYSE.

          (xix) The Rights Agreement dated as of July 23, 1990, as amended by Amendment No. 1 dated as of September 18, 1990 and Amendment No. 2 dated as of October 28, 1993 (the "Rights Agreement"), between the Company and Manufacturers Hanover Trust Company of California has been duly authorized, executed and delivered by the Company; the preferred share purchase rights (the "Rights") issuable under the Rights Agreement have been duly authorized by the Company; each outstanding share of Common Stock is associated with and entitled to one outstanding Right; and, when the Common Stock to be sold by the Company hereunder is issued, each such share will be associated with and entitled to one outstanding Right.

          (xx) The Company has obtained and delivered to the International Representatives and the U.S. Representatives the agreement (each a "Lock-up Agreement") of each of the executive officers and directors named in Exhibit B hereto, each of which agreements is in substantially the form set forth in Exhibit C to the U.S. Purchase Agreement.

          (xxi) All certificates evidencing shares of Common Stock distributed to any partners of the Selling Stockholders at any time during the period of 120 days from the date of the U.S. Pricing Agreement will bear a legend to the effect that, during such 120-day period, the shares represented by such certificates may not be transferred, sold, pledged or otherwise disposed of, nor may any offer to sell any such shares be made or option for the sale thereof be granted, directly or indirectly, without the prior written consent of the U.S. Representatives, and, prior to issuance of any such certificates, the Company will deliver stop transfer instructions with respect to all such certificates to the registrar and each transfer agent for the Common Stock and, unless waived in writing by the U.S. Underwriters, will maintain such instructions in effect during such 120-day period; and the Company agrees that the U.S. Representatives may enforce such restrictions on transfers in the name and on behalf of the Company and that the Company will cooperate with the U.S. Representatives in enforcing such restrictions, and further agrees that the Company will not, without the prior written consent of the U.S. Representatives, consent to any waiver or modification of such transfer restrictions.

          (xxii) The only officers and directors of the Company who "beneficially own" (as defined below) 100,000 or more shares of Common Stock are (i) Frederick P. Furth and J. Stephen Schaub, each of whom is a director of the Company (the "Subject Directors"), and (ii) the persons listed in Exhibit B hereto; the Subject Directors are "affiliates" (as defined in Rule 144 under the 1933 Act) of the Company and persons "controlling" (within the meaning of Section 2(11) of the 1933 Act) the Company, and any sale of such shares of Common Stock pursuant to Rule 144 will be subject to, among other things, the volume limitations of Rule 144(e); stop transfer orders with respect to the shares of Common Stock owned by the Subject Directors are in effect with the registrar and each transfer agent for the Common Stock, and, unless waived in writing by the U.S. Underwriters, such stock transfer orders will remain in effect for a period of at least 90 days after the date of the U.S. Pricing Agreement; and the Company agrees that (A) it will not register any shares of Common Stock "beneficially owned" by the Subject Directors under the 1933 Act for a period of 90 days after the date of the U.S. Pricing Agreement and (B) it will not consent to any sale, transfer or other disposition of any such shares of Common Stock pursuant to Regulation S under the 1933 Act unless the transferee of such shares agrees that neither it nor any subsequent transferee will offer, sell or otherwise dispose of any such shares to a U.S. Person or in the United States (as such terms are defined in Regulation S) for a period of at least 90 days after the date of the U.S. Pricing Agreement. For purposes of this paragraph (xxii), the term "beneficial owner" and "beneficially owned" shall have the meanings ascribed thereto in Rule 13d-3 under the 1934 Act, except that, for purposes of this paragraph, the words "within 60 days" appearing in paragraph (d)(1)(i) of such Rule shall be deemed to have been replaced by the words "within 90 days after the date of the U.S. Pricing Agreement."

     (b) Each Selling Stockholder represents and warrants to each International Underwriter as of the date hereof, as of the Representation Date and as of the Closing Time, and jointly and severally agrees with each International Underwriter, as follows:

          (i) This Agreement, the U.S. Purchase Agreement and the Expenses Agreement have been duly authorized, executed and delivered by such Selling Stockholder and, at the Representation Date, the International Pricing Agreement and the U.S. Pricing Agreement will have been duly authorized, executed and delivered by such Selling Stockholder.

          (ii) Such Selling Stockholder has duly authorized, executed and delivered, in the form heretofore furnished to you, a Custody Agreement (a "Custody Agreement") with Chemical Trust Company of California, as custodian (the "Custodian"), and such Custody Agreement is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

          (iii) All authorizations, approvals, consents and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, the U.S. Purchase Agreement, the International Pricing Agreement, the U.S. Pricing Agreement, its Custody Agreement and the Expenses Agreement, and the sale and delivery of the Securities to be sold by such Selling Stockholder hereunder and under the U.S. Purchase Agreement, have been obtained and are in full force and effect, except as may be required under the 1933 Act, the 1933 Act Regulations, state securities laws or the securities laws of any jurisdiction outside of the United States of America, and such Selling Stockholder has full right, power and authority to enter into and perform its obligations under this Agreement, the U.S. Purchase Agreement, the International Pricing Agreement, the U.S. Pricing Agreement, the Custody Agreement and the Expenses Agreement and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder and under the U.S. Purchase Agreement.

          (iv) The execution and delivery of this Agreement, the U.S. Purchase Agreement, the International Pricing Agreement, the U.S. Pricing Agreement, the Expenses Agreement, the Custody Agreements and the consummation of the transactions herein and therein contemplated, will not result in a breach or violation by such Selling Stockholder of, or constitute a default by such Selling Stockholder under, its limited partnership agreement, certificate of limited partnership or other organizational document, or any indenture, deed of trust, contract or other agreement or instrument or any decree, judgment or order to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its assets may be bound.

          (v) Such Selling Stockholder has and, at Closing Time, will have good and marketable title to the Securities to be sold by it under this Agreement and the U.S. Purchase Agreement, free and clear of any pledge, lien, security interest, encumbrance, claim or equity other than under this Agreement, the U.S. Purchase Agreement and the Custody Agreement; and upon delivery of such Securities and payment of the purchase price therefor as contemplated in this Agreement and the U.S. Purchase Agreement, each of the International Underwriters and the U.S. Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Stockholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equity.

          (vi) Certificates in negotiable form for all Securities to be sold by such Selling Stockholder hereunder and under the U.S. Purchase Agreement have been placed in custody with the Custodian for the purpose of effecting delivery hereunder and under the U.S. Purchase Agreement.

          (vii) During a period of 120 days from the date of the U.S. Pricing Agreement, such Selling Stockholder will not, without the U.S. Representatives' prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock owned by such Selling Stockholder or with respect to which such Selling Stockholder has the power of disposition, other than pursuant to this Agreement and the U.S. Purchase Agreement. Notwithstanding the foregoing, nothing herein shall prohibit a distribution by such Selling Stockholder of any shares of Common Stock to one or more of its partners; provided, that such partners take such shares subject to the restrictions on transfer described in Section 1(a)(xxi) and, provided, further, that such Selling Stockholder agrees (A) that all certificates evidencing such shares of Common Stock will bear the legend described in Section 1(a)(xxi), (B) that such Selling Stockholder will deliver to each partner receiving such certificates, prior to or contemporaneously with the delivery of such certificates, written notice of the restrictions on transfer thereof, (C) that the U.S. Representatives may enforce such restrictions on transfers in the name and on behalf of such Selling Stockholder and that such Selling Stockholder will cooperate with the U.S. Representatives in enforcing such restrictions, and (D) that such Selling Stockholder will not consent to any waiver or modification of such transfer restrictions without the prior written consent of the U.S. Representatives.

          (viii) Such Selling Stockholder does not have any knowledge or any reason to believe that the representations and warranties of the Company contained in Section 1(a) hereof are not true and correct; such Selling Stockholder has reviewed and is familiar with the Registration Statement as originally filed with the Commission and all amendments and supplements thereto, if any, filed with the Commission prior to the date hereof, and with preliminary prospectuses contained therein, as supplemented, if applicable, to the date hereof, and has no knowledge of any fact, condition or information not disclosed in such preliminary prospectuses, as so supplemented, if applicable, which has had or could have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; to the best knowledge of such Selling Stockholder, such preliminary prospectuses as so supplemented, if applicable, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such Selling Stockholder is not prompted to sell the Securities to be sold by it hereunder or under the U.S. Purchase Agreement by any information concerning the Company or any subsidiary of the Company which is not set forth in such preliminary prospectuses, as so supplemented, if applicable.

          (ix) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (x) Such Selling Stockholder hereby makes the representations and warranties set forth in the Custody Agreement, which representations and warranties are hereby incorporated by reference in, and made a part of, this Agreement.

     (c) Any certificate designated as such in its title and as being delivered pursuant to this Agreement or the U.S. Purchase Agreement and signed by any officer of the Company and delivered to the International Representatives or to counsel for the International Underwriters shall be deemed a representation and warranty by the Company to each International Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of any Selling Stockholder and delivered to the International Representatives or to counsel for the International Underwriters shall be deemed a representation and warranty by such Selling Stockholder to each International Underwriter as to the matters covered thereby.

     SECTION 2.   SALE AND DELIVERY TO INTERNATIONAL UNDERWRITERS; CLOSING.

     (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each of the Company and Selling Stockholders, severally and not jointly, agrees to sell to each International Underwriter, severally and not jointly, and each International Underwriter, severally and not jointly, agrees to purchase from the Company and each of the Selling Stockholders, at the price per share set forth in the International Pricing Agreement, that proportion of the number of Initial International Securities set forth in Schedule B opposite the name of the Company or such Selling Stockholder, as the case may be (plus that proportion of any such additional number of shares of Common Stock which the Company or such Selling Stockholder, as the case may be, may elect to sell pursuant to
Section 11) which the number of Initial International Securities set forth in Schedule A opposite the name of such International Underwriter bears to the total number of Initial International Securities (except as otherwise provided in the International Pricing Agreement), subject to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares, plus any additional number of Initial International Securities which such International Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

          (1) If the Company has elected not to rely upon Rule 430A under the 1933 Act Regulations, the initial public offering price and the purchase price per share to be paid by the several International Underwriters for the International Securities have each been determined and set forth in the International Pricing Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectuses will be filed before the Registration Statement becomes effective.

          (2) If the Company has elected to rely upon Rule 430A under the 1933 Act Regulations, the purchase price per share to be paid by the several International Underwriters for the International Securities shall be an amount equal to the initial public offering price less an amount per share to be determined by agreement between the International Representatives, the Company and the Selling Stockholders. The public offering price per share of the International Securities shall be a fixed price to be determined by agreement between the International Representatives, the Company and the Selling Stockholders. The public offering price and the purchase price, when so determined, shall be set forth in the International Pricing Agreement. In the event that such prices have not been agreed upon and the International Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Company, the Selling Stockholders and the International Representatives.

     (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the International Underwriters, severally and not jointly, to purchase up to an additional 105,000 shares of Common Stock at the price per share set forth in the International Pricing Agreement. The option hereby granted will expire 30 days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the 1933 Act Regulations, or (ii) the Representation Date, if the Company has elected to rely on Rule 430A under the 1933 Act Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial International Securities upon notice by the International Representatives to the Company setting forth the number of International Option Securities as to which the several International Underwriters are then exercising the option and the time and date of payment and delivery for such International Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the International Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, unless otherwise agreed by the International Representatives and the Company. If the option is exercised as to all or any portion of the International Option Securities, each of the International Underwriters, acting severally and not jointly, will purchase that proportion of the total number of International Option Securities then being purchased which the number of Initial International Securities set forth in Schedule A opposite the name of such International Underwriter bears to the total number of Initial International Securities (except as otherwise provided in the International Pricing Agreement), subject in each case to such adjustments as the International Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) Payment of the purchase price for, and delivery of certificates for, the Initial International Securities shall be made at the offices of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304, or at such other place as shall be agreed upon by the International Representatives, the Company and the Selling Stockholders, at 7:00 A.M. (California time) on the fifth business day (unless postponed in accordance with the provisions of Section 10 or 11) following the date the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A, the fifth business day after execution of the International Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the International Representatives, the Company and the Selling Stockholders (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that any or all of the International Option Securities are purchased by the several International Underwriters, payment of the purchase price for, and delivery of certificates for, such International Option Securities shall be made at the above-mentioned offices of Wilson, Sonsini, Goodrich & Rosati, or at such other place as shall be agreed upon by the International Representatives and the Company, on each Date of Delivery as specified in the notice from the International Representatives to the Company. Payment shall be made to the Company and the Custodian, respectively, by certified or official bank check or checks drawn in next day funds payable to the order of the Company and the Custodian, respectively, against delivery to the International Representatives for the respective accounts of the International Underwriters of certificates for the International Securities to be purchased by them, with any stock transfer taxes, stamp duties or other similar taxes thereon duly paid by the Company and the Selling Stockholders as provided in Section 4. Certificates for the Initial International Securities and the International Option Securities, if any, shall be in such denominations and registered in such names as the International Representatives may request in writing at least two business days before Closing Time or the relevant Date of Delivery, as the case may be. It is understood that each International Underwriter has authorized the International Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial International Securities and the International Option Securities, if any, which it has agreed to purchase. MLIL, individually and not as a representative of the International Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial International Securities or the International Option Securities, if any, to be purchased by any International Underwriter whose check has not been received by Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such International Underwriter from its obligations hereunder. The certificates for the Initial International Securities and the International Option Securities, if any, will be made available for examination and packaging by the International Representatives not later than 10:00 A.M. on the last business day prior to Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with each International Underwriter as follows:

          (a) The Company will notify the International Representatives immediately, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to either Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) The Company will give the International Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to either Prospectus (including any revised prospectus which the Company proposes for use by the International Underwriters or the U.S. Underwriters in connection with the offering of the Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the International Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the International Representatives or counsel for the International Underwriters shall reasonably object.

          (c) The Company will deliver to the International Representatives as many signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as the International Representatives may reasonably request and will also deliver to the International Representatives a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the International Underwriters.

          (d) The Company will furnish to each International Underwriter, from time to time during the period when the International Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the International Prospectus (as amended or supplemented) as such International Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

          (e) If any event shall occur as a result of which it is necessary, in the opinion of counsel for the International Underwriters, to amend or supplement the International Prospectus in order to make the International Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the International Prospectus (in form and substance satisfactory to counsel for the International Underwriters) so that, as so amended or supplemented the International Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading (and, if appropriate, will make a corresponding amendment or supplement to the U.S. Prospectus), and the Company will furnish to the International Underwriters a reasonable number of copies of such amendment or supplement.

          (f) The Company will endeavor, in cooperation with the International Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the International Representatives may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to execute a general consent to service of process in any jurisdiction or to make any undertaking with respect to the conduct of its business. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

          (g) The Company will make generally available to its security holders as soon as practicable, but not later than 105 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations and, unless required thereby, which need not be audited) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

          (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectuses under "Use of Proceeds."

          (i) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following the execution of the International Pricing Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of amended Prospectuses, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including amended Prospectuses), containing all information so omitted.

          (j) The Company will use its reasonable best efforts to effect the listing of the Securities to be sold by the Company under this Agreement and the U.S. Purchase Agreement on the New York Stock Exchange.

          (k) During a period of 90 days from the date of the U.S. Pricing Agreement, the Company will not, without the U.S. Representatives' prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock (except for (A) Common Stock issued pursuant to this Agreement or the U.S. Purchase Agreement, (B) Common Stock or options to purchase Common Stock issued pursuant to options, reservations, agreements or employee benefit plans referred to in Section 1(a)(vii) hereof, (C) up to one million shares of Common Stock that may be issued in connection with business acquisitions) and (D) the issuance of Rights or other securities pursuant to the Rights Agreement.

          (l) In accordance with the Cuba Act and without limitation to the provisions of Sections 6 and 7 hereof, the Company agrees to indemnify and hold harmless each International Underwriter from and against any and all loss, liability, claim, damage and expense whatsoever (including fees and disbursements of counsel), as incurred, arising out of any violation by the Company of the Cuba Act.

          (m) The Company, during the period when the International Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including
(i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the printing of this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement, the U.S. Pricing Agreement, the Intersyndicate Agreement and the Agreement Among Managers,
(iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including the payment of all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale, issuance or delivery of the International Securities to be sold by the Company to the International Underwriters, the transfer of such International Securities between International Underwriters and U.S. Underwriters and to the U.S. Underwriters pursuant to the Intersyndicate Agreement, and the transfer of Securities between the International Underwriters and the U.S. Underwriters pursuant to the Intersyndicate Agreement, (iv) the fees and disbursements of the Company's counsel, accountants, and other advisors, if any, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f), including filing fees and the fees and disbursements of counsel for the International Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the printing and delivery to the International Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary International prospectus, and of the International Prospectus and any amendments or supplements thereto, (vii) the printing (or other preparation) and delivery to the International Underwriters of copies of the Blue Sky Survey and any Canadian "wrapper", (viii) the fees of the National Association of Securities Dealers, Inc., and (ix) the fees and expenses incurred in connection with the listing of Securities on the New York Stock Exchange.

     Each of the Company and the Selling Stockholders severally agrees that it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable (A) upon the sale, issuance or delivery of the International Securities to be sold by it to the International Underwriters, the transfer of such International Securities between International Underwriters and U.S. Underwriters and to the U.S. Underwriters pursuant to the Intersyndicate Agreement, and (B) in connection with the consummation by it of any of its obligations under this Agreement or the U.S. Purchase Agreement, and, in the case of each Selling Stockholder, further authorizes the payment of any such amount by deduction from the proceeds of the Securities to be sold by it under this Agreement or the U.S. Purchase Agreement and from funds from time to time held for its account by the Custodian under the Custody Agreement.

     If this Agreement is terminated by the International Representatives in accordance with the provisions of Section 5 or Section 9(a)(i), the Company shall reimburse the International Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the International Underwriters.

     The provisions of this Section shall not affect any agreement which the Company and the Selling Stockholders may make for the allocation or sharing of such expenses and costs.

     SECTION 5. CONDITIONS OF INTERNATIONAL UNDERWRITERS' OBLIGATIONS. The obligations of the International Underwriters hereunder are subject to the accuracy of the respective representations and warranties of the Company and the Selling Stockholders herein contained, to the performance by the Company of its obligations hereunder, and to the following further conditions:

          (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the International Representatives, at a later time and date, not later, however, than 5:30 P.M on the first business day following the date hereof, or at such later time and date as may be approved by a majority in interest of the International Underwriters; and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. If the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to the Closing Time the Company shall have provided evidence satisfactory to the International Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

          (b) At Closing Time the International Representatives shall have received:

               (1) The favorable opinion, dated as of Closing Time, of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, counsel for the Company, in form and substance satisfactory to counsel for the International Underwriters, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                    (ii) The Company has all requisite corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement, the U.S. Purchase Agreement, the International Pricing Agreement, the U.S. Pricing Agreement and the Expenses Agreement.

                    (iii) (A) The authorized, issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectuses (except for subsequent issuances, if any, pursuant to this Agreement or the U.S. Purchase Agreement or pursuant to options, reservations, agreements or employee benefit referred to in the Prospectuses);
               (B) all shares of Common Stock issued by the Company since March 31,1987 and the Securities to be purchased by the International Underwriters and the U.S. Underwriters from the Selling Stockholders under this Agreement and the U.S. Purchase Agreement, respectively, have been duly authorized and validly issued and are fully paid and non-assessable; and (C) to their knowledge, except for the rights of the Selling Stockholders under the Expenses Agreement, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or included in the offerings contemplated by this Agreement or the U.S. Purchase Agreement or otherwise registered by the Company under the 1933 Act.

                    (iv) The Rights Agreement has been duly authorized, executed and delivered by the Company; the Rights issuable under the Rights Agreement have been duly authorized by the Company; each outstanding share of Common Stock is associated with and entitled to one outstanding Right; and, when the Common Stock to be sold by the Company hereunder is issued, each such share will be associated with and entitled to one outstanding Right.

                    (v) The Securities to be purchased from the Company have been duly authorized by the Company for issuance and sale to the International Underwriters and the U.S. Underwriters pursuant to this Agreement and the U.S. Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to this Agreement and the U.S. Purchase Agreement against payment of the consideration set forth in the International Pricing Agreement and the U.S. Pricing Agreement, respectively, will be validly issued and fully paid and non-assessable.

                    (vi) The issuance of the Securities to be purchased from the Company by the International Underwriters and the U.S. Underwriters pursuant to this Agreement and the U.S. Purchase Agreement, respectively, is not subject to preemptive rights or other similar rights of security holders of the Company arising by operation of law, under the certificate of incorporation or by-laws of the Company or, to their knowledge, otherwise.

                    (vii) This Agreement, the U.S. Purchase Agreement, the International Pricing Agreement, the U.S. Pricing Agreement and the Expenses Agreement have been duly authorized, executed and delivered by the Company.

                    (viii) The Registration Statement is effective under the 1933 Act and, to their knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                    (ix) At the time the Registration Statement and any amendments thereto became effective and at the Representation Date, the Registration Statement (other than the financial statements and supporting schedules included therein and the documents incorporated by reference therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                    (x) The Common Stock conforms in all material respects to the description thereof incorporated by reference into the Prospectuses, and the form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable requirements of the General Corporation Law of the State of Delaware.

                    (xi) The information in the Prospectuses under "Certain United States Federal Tax Consequences to Non-United States Holders" and in Item 15 of the Registration Statement, and the information concerning the Company's authorized but unissued preferred stock, the Rights Agreement, the Rights and the preferred stock issuable upon exercise of the Rights incorporated by reference in the Prospectuses, to the extent that it describes statutes, rules, regulations or other laws, or summarizes documents, instruments or agreements, or constitutes matters of law or legal conclusions, has been reviewed by them and is correct in all material respects.

                    (xii) To their knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments or agreements required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, the descriptions thereof or references thereto are correct in all material respects.

                    (xiii) No authorization, approval, consent, registration, declaration, order or filing of or with any court or governmental authority is required in connection with the offering, issuance or sale of the Securities to the International Underwriters and the U.S. Underwriters, except such as may be required under the 1933 Act or the 1933 Act Regulations, state securities laws or securities laws of any jurisdiction outside of the United States; and, to their knowledge, the execution, delivery and performance of this Agreement, the U.S. Purchase Agreement, the International Pricing Agreement, the U.S. Pricing Agreement and the Expenses Agreement and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company, or, to their knowledge, any applicable law, administrative regulation or administrative or court decree.

                    (xiv) Each document filed pursuant to the 1934 Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectuses complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

                    (xv) The Subject Directors are "affiliates" (as defined in Rule 144 under the 1933 Act) of the Company and persons "controlling" (within the meaning of Section 2(11) of the 1933
               Act) the Company, and any sale of such shares of Common Stock pursuant to Rule 144 will be subject to, among other things, the volume limitations of Rule 144(e).

          In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions) upon representations set forth in certificates of officers of the Company and its subsidiaries and of public officials and, with respect to the opinion in subparagraph
          (iii)(A) above regarding the number of shares of issued and outstanding capital stock of the Company, the registrar and transfer agent for the Company's capital stock.

               (2) The favorable opinion, dated as of the Closing Time, of Steven Karel, Vice President, Secretary and General Counsel of the Company, in form and substance satisfactory to counsel for the International Underwriters, to the effect that:

                    (i) The Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of California and, to his knowledge, in each other jurisdiction in which such qualification is required, except where the failure to so qualify or to be in good standing would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                    (ii) Each of the Subject Subsidiaries has been duly organized and is validly existing as a corporation or partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, has power and authority as a corporation or partnership, as the case may be, to own, lease and operate its properties and to conduct its business as described in the Prospectuses and, to his knowledge, is duly qualified as a foreign corporation or partnership, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or to be in good standing would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each corporate Subject Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to his knowledge, except for directors' qualifying shares, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for security interests, pledges, liens, encumbrances and claims in, on and to such capital stock securing the Company's obligations under the Credit Agreement; and all of the issued and outstanding partnership interests of RHT, L.P. have been duly authorized (if applicable) and validly issued and are fully paid and non-assessible and are owned by the Company, through RHT, G.P. and XYZ, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for security interests, pledges, liens, encumbrances and claims in, on and to such partnership interests securing the Company's obligations under the Credit Agreement.

                    (iii) To his knowledge, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any subsidiary is a party or to which any of their property is subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the Company and its subsidiaries considered as one enterprise.

          In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions) upon representations set forth in certificates of officers of the Company and its subsidiaries and of public officials and, as to the matters referred to in subparagraph
          (ii) above, upon the opinions of local counsel (each of which opinions shall be dated and furnished to the International Representatives as of the Closing Time, shall be satisfactory in form and substance to counsel for the International Underwriters and shall expressly state that the Company's General Counsel, in rendering his opinion pursuant to this Section 5(b)(2), and the International Underwriters and U.S. Underwriters may rely on such opinion as if it were addressed to them), provided that the opinion of the Company's General Counsel shall state that he believes that he and the International Underwriters and the U.S. Underwriters are justified in relying on such opinions.

               (3) The favorable opinion, dated as of the Closing Time, of Dorsey & Whitney, special counsel to the Company, in form and substance satisfactory to counsel for the International Underwriters, to the effect that all shares of Common Stock issued by the Company from the date of its incorporation through and including March 31, 1987 were duly authorized and validly issued and are fully paid and non-assessable.

               (4) The favorable opinion, dated as of Closing Time, of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, counsel for the Selling Stockholders, in form and substance satisfactory to counsel for the International Underwriters, to the effect that:

                    (i) This Agreement, the U.S. Purchase Agreement, the International Pricing Agreement, the U.S. Pricing Agreement and the Expenses Agreement have been duly authorized, executed and delivered by each of the Selling Stockholders.

                    (ii) A Custody Agreement has been duly authorized, executed and delivered by each of the Selling Stockholders and constitutes a valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                    (iii) All authorizations, approvals, consents and orders necessary for the execution and delivery by the Selling Stockholders of this Agreement, the U.S. Purchase Agreement, the International Pricing Agreement, the U.S. Pricing Agreement, the Custody Agreements and the Expenses Agreement, and the sale and delivery of the Securities to be sold by the Selling Stockholders hereunder and under the U.S. Purchase Agreement, have been obtained and are in full force and effect, except as may be required under the 1933 Act, the 1933 Act Regulations, state securities laws or the securities laws of any jurisdiction outside of the United States of America, and the Selling Stockholders have full right, power and authority to enter into and perform their respective obligations under this Agreement, the U.S. Purchase Agreement, the International Pricing Agreement, the U.S. Pricing Agreement, the Custody Agreements and the Expenses Agreement, and to sell, transfer and deliver the Securities to be sold by the Selling Stockholders hereunder and under the U.S. Purchase Agreement.

                    (iv) The execution and delivery of this Agreement, the U.S. Purchase Agreement, the International Pricing Agreement, the U.S. Pricing Agreement, the Expenses Agreement and the Custody Agreements, and the consummation of the transactions herein and therein contemplated, do not result in a breach or violation by either Selling Stockholder of, or constitute a default by either Selling Stockholder under, its limited partnership agreement, certificate of limited partnership or other organizational document, or any material indenture, deed of trust, contract or other agreement or instrument or any decree, judgment or order to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its assets may be bound.

                    (v) Each of the Selling Stockholders is the legal and registered owner of the Securities to be sold by such Selling Stockholder hereunder and under the U.S. Purchase Agreement and, to their knowledge, the partners of the Selling Stockholders (or persons having an interest through such partners) are the only persons with any beneficial interest in such Securities.

                    (vi) Upon the delivery of the Securities to be sold by the Selling Stockholders under this Agreement and the U.S. Purchase Agreement and payment of the purchase price therefor as herein and therein contemplated, each of the International Underwriters and U.S. Underwriters will receive good and marketable title to the Securities purchased by it from the Selling Stockholders, free and clear of any mortgage, pledge, lien, security interest, encumbrance, claim or equity. In rendering such opinion, counsel may assume that the Underwriters are purchasing such Securities in good faith and without notice of any adverse claim.

               (5) The favorable opinion, dated as of Closing Time, of Brown & Wood, counsel for the International Underwriters and the U.S. Underwriters, with respect to the matters set forth in (i), (v), (vi) (solely as to preemptive rights arising by operation of the law or under the certificate of incorporation or by-laws of the Company),
          (vii), (viii), (ix) and (x) of subsection (b)(1) of this Section.

               (6)   In giving their opinions required by subsections (b)(1) and
          (b)(5), respectively, of this Section, Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, and Brown & Wood shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which counsel need make no statement), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which counsel need make no statement), at the Representation Date (unless the term "Prospectuses" refers to a prospectus which has been provided to the International Underwriters or the U.S. Underwriters by the Company for use in connection with the offering of the Securities which differs from the corresponding Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the International Underwriters or the U.S. Underwriters, as the case may be, for such use) or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the International Representatives shall have received a certificate of the Chief Executive Officer or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to this Agreement or the U.S. Purchase Agreement at or prior to Closing Time, and
     (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

          (d) At Closing Time you shall have received a certificate of the Selling Stockholders, dated as of Closing Time, to the effect that (i) the representations and warranties of the Selling Stockholders contained in
     Section 1(b) are true and correct with the same force and effect as though expressly made at and as of Closing Time, and (ii) the Selling Stockholders have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to Closing Time.

          (e) At the time of the execution of this Agreement, the International Representatives shall have received from Arthur Andersen & Co. a letter dated such date, in form and substance satisfactory to the International Representatives, to the effect that (i) they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) in their opinion, the financial statements and financial statement schedules audited by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act, and the related published rules and regulations; (iii) based upon limited procedures set forth in detail in such letter (which shall include, without limitation, the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in STATEMENT OF AUDITING STANDARDS NO. 71, INTERIM FINANCIAL INFORMATION, with respect to the unaudited condensed consolidated financial statement of the Company and its subsidiaries included in the Registration Statement), nothing has come to their attention which causes them to believe that
     (A) any material modifications should be made to the unaudited condensed consolidated financial statements included in the Registration Statement for them to be in conformity with generally accepted accounting principles or (B) the unaudited condensed consolidated financial statements included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations or (C) at a specified date not more than five days prior to the date of this Agreement, there has been any change in the capital stock of the Company or any increase in the consolidated long term debt of the Company and its subsidiaries or any decrease in consolidated net current assets or net assets as compared with the amounts shown in the September 30, 1994 balance sheet included in the Registration Statement or, during the period from October 1, 1994 to a specified date not more than five days prior to the date of this Agreement, there were any decreases as compared with the corresponding period in the preceding year, in consolidated net service revenues, gross margins, net income or net income per fully diluted share of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectuses disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included and incorporated by reference in the Registration Statement and Prospectuses and which are specified by the International Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

          (f) At Closing Time the International Representatives shall have received from Arthur Andersen & Co. a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than five days prior to Closing Time and, if the Company has elected to rely on Rule 430A of the 1933 Act Regulations, to the further effect that they have carried out procedures as specified in clause (iv) of subsection (e) of this Section with respect to certain amounts, percentages and financial information specified by the International Representatives and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iv).

          (g) At the Closing Time and at each Date of Delivery, if any, all of the Securities to be sold by the Company on such date shall have been approved for listing on the New York Stock Exchange upon notice of issuance, and the International Representatives shall have received evidence of such listing in form and substance reasonably satisfactory to them.

          (h) At or prior to the date of this Agreement, the International Representatives and the U.S. Representatives shall have received an agreement substantially in the form of Exhibit C to the U.S. Purchase Agreement signed by each of the executive officers and directors of the Company listed in Exhibit B hereto and each such agreements shall be in full force and effect at the Closing Time and at each Date of Delivery.

          (i) At Closing Time and at each Date of Delivery, if any, counsel for the International Underwriters and the U.S. Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated herein and in the U.S. Purchase Agreement and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the agreements or conditions, herein contained; and all proceedings taken by the Company and the Selling Stockholders in connection with the issuance and sale of the Securities as contemplated in this Agreement and in the U.S. Purchase Agreement shall be reasonably satisfactory in form and substance to the International Representatives and counsel for the International Underwriters.

          (j) In the event that the International Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the International Option Securities, the respective representations and warranties of the Company and the Selling Stockholders contained herein and the statements in any certificates furnished by the Company and the Selling Stockholders hereunder and under the U.S. Purchase Agreement shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the International Representatives shall have received:

               (1) A certificate, dated such Date of Delivery, of the Chief Executive Officer or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

               (2) A certificate, dated such Date of Delivery, of the Selling Stockholders confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

               (3) The favorable opinion of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, counsel for the Company, in form and substance satisfactory to counsel for the International Underwriters, dated such Date of Delivery, relating to the International Option Securities to be purchased from the Company on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(b)(1) and 5(b)(6) hereof.

               (4) The favorable opinion of Steven Karel, Vice President, Secretary and General Counsel of the Company, together with the favorable opinions of the local counsel relied upon by such General Counsel, each in form and substance satisfactory to counsel for the International Underwriters, dated such Date of Delivery, relating to the International Option Securities to be purchased from the Company on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(b)(2) hereof.

               (5) The favorable opinion of Dorsey & Whitney, special counsel for the Company, in form and substance satisfactory to counsel for the International Underwriters, dated such Date of Delivery, to the same effect as the opinion required by Section 5(b)(3) hereof.

               (6) The favorable opinion of Brown & Wood, counsel for the International Underwriters and the U.S. Underwriters, dated such Date of Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(b)(5) and 5(b)(6) hereof.

               (7) A letter from Arthur Andersen & Co., in form and substance satisfactory to the International Representatives and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the International Representatives pursuant to
          Section 5(e) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

          (k) At the Closing Time, the International Representatives shall have received copies of the form of Common Stock certificates referred to in Section 1(a)(xxi) hereof, each of which certificates shall bear the legend referred to in such Section, and copies of the stop transfer instructions referred to in Sections 1(a)(xxi) and 1(a)(xxii) hereof.

     It shall be a further condition to the obligations of the International Underwriters hereunder that, contemporaneously with their purchase of the Initial International Securities under this Agreement, the U.S. Underwriters shall have purchased the Initial U.S. Securities under the U.S. Purchase Agreement.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the International Representatives by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and provided further that Sections 3(l), 6 and 7 hereof shall survive such termination.

     SECTION 6.   INDEMNIFICATION.

     (a) The Company and, subject to subsection (e) of this Section 6 below, the Selling Stockholders, jointly and severally, agree to indemnify and hold harmless each International Underwriter and each person, if any, who controls any International Underwriter within the meaning of Section 15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the indemnifying party or parties, as the case may be; and

          (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by MLIL), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any International Underwriter or U.S. Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or Prospectus (or any amendment or supplement thereto); and PROVIDED, FURTHER, that this indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any International Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Securities, or any person controlling such International Underwriter, if a copy of the International Prospectus (as then amended or supplemented if the Company shall have furnished any such amendments or supplements thereto to such International Underwriter, but excluding documents incorporated or deemed to be incorporated by reference therein) was not sent or given by or on behalf of such International Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Securities to such person and if the International Prospectus (as so amended or supplemented, if applicable) would have corrected the defect giving rise to such loss, liability, claim, damage or expense, it being understood, however, that this proviso shall not be applicable if such defect shall have been corrected in a document which is incorporated or deemed to be incorporated by reference in the International Prospectus.

     (b) Each International Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any , who controls the Company within the meaning of Section 15 of the 1933 Act and each Selling Stockholder against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary International prospectus or the International Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the written information furnished to the Company by such International Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary International prospectus or the International Prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     (d)  Any payment made by the Company or any Selling Stockholder pursuant to
Section 6(a) or 7, or by any International Underwriter pursuant to Section 6(b) or 7, which arises with respect to any loss, liability, claim, damage or expense incurred in a currency other than U.S. dollars shall be made by the Company, such Selling Stockholder or such International Underwriter, as the case may be, in such amount of U.S. dollars as shall be necessary to enable the indemnified party to purchase the amount of such other currency needed to satisfy such loss, liability, claim, damage or expense, including any premiums and costs of exchange payable in connection with conversion of U.S. dollars into the relevant currency.

     (e) The Selling Stockholders shall only be liable under this Section 6 to the extent that any loss, claim, damage, liability, action or expense incurred by any Underwriters or any person, if any, who controls any Underwriter arises out of or is based upon any untrue statement or omission, or any alleged untrue statement or omission, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or Prospectus (or any amendment or supplement thereto); PROVIDED that the amount of such indemnification or reimbursement by each of the Selling Stockholders shall be limited to the amount of proceeds to such Selling Stockholder from the sale of the Shares to the several Underwriters. The Company, each Selling Stockholder and the Underwriters acknowledge and agree that the only written information furnished by the Selling Stockholders as aforesaid is the information set forth in the first two paragraphs under the caption "Selling Stockholders" in the Registration Statement and the Prospectuses.

     SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Selling Stockholders and the International Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Selling Stockholders and one or more of the International Underwriters, as incurred, in such proportions that the International Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the International Prospectus bears to the initial public offering price appearing thereon and the Company and, in the proportions that they have agreed to indemnify, the Selling Stockholders are responsible for the balance; PROVIDED, HOWEVER, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an International Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such International Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company. The Selling Stockholders shall not be required to make any contribution payment under this Section 7 as long as and to the extent that the Company pays and contributes the full amount of all such losses, liabilities, claims, damages and expenses for which the Company and the Selling Stockholders are responsible under the first sentence of this Section 7.

     SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement and the International Pricing Agreement, or contained in certificates of officers of the Company or the Selling Stockholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any International Underwriter or controlling person, or by or on behalf of the Company or any Selling Stockholder, and shall survive delivery of the Securities to the International Underwriters and the U.S. Underwriters.

     SECTION 9.   TERMINATION OF AGREEMENT.

     (a) The International Representatives may terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement or the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which in any such case is such as to make it, in the judgment of the International Representatives, impracticable to market the International Securities or to enforce contracts for the sale of the International Securities, or (iii) if trading in the Common Stock has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange, the New York Stock Exchange or the U.S. Stock Exchange of the United Kingdom or the Republic of Ireland has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by any of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or California authorities.

     (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4, and further provided further that Sections 3(l), 6 and 7 hereof shall survive such termination.

     SECTION 10. DEFAULT BY ONE OR MORE OF THE INTERNATIONAL UNDERWRITERS. If one or more of the International Underwriters shall fail at Closing Time to purchase the International Securities which it or they are obligated to purchase on such date under this Agreement and the International Pricing Agreement (the "Defaulted Securities"), the International Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting International Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the International Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of Initial International Securities, the non-defaulting International Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting International Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the number of Initial International Securities, this Agreement shall terminate without liability on the part of any non-defaulting International Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting International Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the International Representatives or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectuses or in any other documents or arrangements.

     SECTION 11. DEFAULT BY THE SELLING STOCKHOLDERS OR THE COMPANY. If the Company or one or more of the Selling Stockholders (for the purposes of this Section 11, the Company and the Selling Stockholders are hereinafter called, collectively, the "Sellers" and, individually, a "Seller") shall fail at Closing Time to sell and deliver the number of Securities which such Seller or Sellers are obligated to sell hereunder on such date, and the remaining Seller or Sellers, as the case may be, do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder on such date to the total number of Securities to be sold by all Sellers on such date, then the International Underwriters may at the International Representatives' option, by notice from the International Representatives to the non-defaulting Seller or Sellers, as the case may be, either (a) terminate this Agreement without any liability on the part of any non-defaulting party or (b) elect to purchase the Securities which the non-defaulting Seller or Sellers have agreed to sell hereunder.

     In the event of a default by any Seller as referred to in this Section, either the International Representatives or (by joint action only) the non-defaulting Seller or Sellers shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or International Prospectus or in any other documents or arrangements.

     No action taken pursuant to this Section shall relieve any Seller so defaulting from liability, if any, in respect of such default.

     SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the International Underwriters shall be directed to the International
Representatives c/o the U.S. Representatives at Merrill Lynch & Co., 101 California Street, San Francisco, California 94111, attention of Jay A. Cohen; notices to the Company shall be directed to it at 2884 Sand Hill Road, Suite 200, Menlo Park, California 94025, attention of Steven Karel, Vice President, Secretary and General Counsel; and notices to the Selling Stockholders shall be directed to Gibbons, Goodwin, van Amerongen, 600 Madison Avenue, New York, New York 10022, attention of Edward W. Gibbons.

     SECTION 13. PARTIES. This Agreement and the International Pricing Agreement shall each inure to the benefit of and be binding upon the International Underwriters, the Company, the Selling Stockholders and their respective successors. Nothing expressed or mentioned in this Agreement or the International Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the International Underwriters, the Company and the Selling Stockholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the International Pricing Agreement or any provision herein or therein contained. This Agreement and the International Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the International Underwriters, the Company, the Selling Stockholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any International Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 14. GOVERNING LAW AND TIME. This Agreement and the International Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time. Each of this Agreement and the International Pricing Agreement may be signed in two or more counterparts, and by different parties on separate counterparts each of which shall constitute an original, with the same effect as if the signatures on such counterparts were on the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the International Underwriters, the Company and the Selling Stockholders in accordance with its terms.


                                      Very truly yours,

                                      ROBERT HALF INTERNATIONAL, INC.


                                      By: ______________________________________
                                                  Harold S. Messmer, Jr.
                                           Chairman and Chief Executive Officer


                                      THE FULCRUM III LIMITED PARTNERSHIP

                                      By:  GIBBONS, GOODWIN, VAN AMERONGEN, Its
                                           General Partner


                                           By: _________________________________
                                                             -
                                                      General Partner


                                      THE SECOND FULCRUM III LIMITED PARTNERSHIP

                                      By:  GIBBONS, GOODWIN, VAN AMERONGEN, Its
                                           General Partner


                                           By: _________________________________
                                                             -
                                                      General Partner

CONFIRMED AND ACCEPTED
     as of the date first above written:

MERRILL LYNCH INTERNATIONAL LIMITED
WILLIAM BLAIR & COMPANY

By:  MERRILL LYNCH, INTERNATIONAL LIMITED


     By: _________________________________
                Authorized Signatory

For themselves and as International Representatives of the other International Underwriters named in Schedule A hereto.

                                   SCHEDULE A



                                                                       Number of
                                                                   International
          Name of International Underwriter                           Securities
          ---------------------------------                     ----------------

Merrill Lynch International Limited. . . . . . . . . . . . . . .

William Blair & Company. . . . . . . . . . . . . . . . . . . . .

                                                                     ---------

Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,050,000
                                                                     ---------
                                                                     ---------

                                   SCHEDULE B



                                                                       Number of
                                                                         Initial
                                                                   International
                                                                      Securities
                                                                ----------------

The Company:

      Robert Half International, Inc.. . . . . . . . . . . . . .

The Selling Stockholders:

      The Fulcrum III Limited Partnership. . . . . . . . . . . .

      The Second Fulcrum III Limited Partnership . . . . . . . .



                                                                     ---------
Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,050,000
                                                                     ---------
                                                                     ---------

                                                                      Exhibit  A


                                1,050,000 Shares

                         ROBERT HALF INTERNATIONAL INC.
                            (a Delaware corporation)

                                  Common Stock
                           (Par Value $.001 Per Share)


                         INTERNATIONAL PRICING AGREEMENT




                                                                         -, 1994

MERRILL LYNCH INTERNATIONAL LIMITED
WILLIAM BLAIR & COMPANY
As International Representatives of the several International Underwriters c/o Merrill Lynch International Limited
Ropemaker Place
25 Ropemaker Street
London EC2Y 9LY
England

Dear Sirs:

     Reference is made to the International Purchase Agreement dated -, 1994 (the "International Purchase Agreement") relating to the purchase by the several underwriters named in Schedule A thereto (the "International Underwriters"), for whom Merrill Lynch International Limited and William Blair & Company are acting as representatives (the "International Representatives"), of the above shares of Common Stock (the "International Securities") of Robert Half International Inc., a Delaware corporation (the "Company").

     Pursuant to Section 2 of the International Purchase Agreement, the Company and the Selling Stockholders agree with each International Underwriter as follows:

          1. The initial public offering price per share for the International Securities shall be $-.

          2. The purchase price per share for the International Securities to be paid by the several International Underwriters shall be $-, being an amount equal to the initial public offering price set forth above less $- per share.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the International Underwriters, the Company and the Selling Stockholders in accordance with its terms.

                                      Very truly yours,

                                      ROBERT HALF INTERNATIONAL, INC.


                                      By: ______________________________________
                                                  Harold S. Messmer, Jr.
                                           Chairman and Chief Executive Officer


                                      THE FULCRUM III LIMITED PARTNERSHIP

                                      By:  GIBBONS, GOODWIN, VAN AMERONGEN, Its
                                           General Partner


                                           By: _________________________________
                                                             -
                                                      General Partner


                                      THE SECOND FULCRUM III LIMITED PARTNERSHIP

                                      By:  GIBBONS, GOODWIN, VAN AMERONGEN, Its
                                           General Partner


                                           By: _________________________________
                                                             -
                                                      General Partner

CONFIRMED AND ACCEPTED
     as of the date first above written:

MERRILL LYNCH INTERNATIONAL LIMITED
WILLIAM BLAIR & COMPANY

By:  MERRILL LYNCH INTERNATIONAL LIMITED


     By: _______________________________
              Authorized Signatory

For themselves and as International Representatives of the other International Underwriters named in Schedule A hereto.

                                                                       Exhibit B

                    EXECUTIVE OFFICERS AND DIRECTORS SUBJECT
                               LOCK-UP AGREEMENTS



Edward W. Gibbons
Harold M. Messmer, Jr.
Robert W. Glass
M. Keith Waddell


                                       B-1